                                                                   EXHIBIT 10.11

                          INGLES MARKETS, INCORPORATED
                         INVESTMENT/PROFIT SHARING PLAN




         THIS INDENTURE is made on the 25th day of September, 2002, by INGLES MARKETS, INCORPORATED (hereinafter called the "Primary Sponsor") and MILKCO, INC., an Affiliate of the Primary Sponsor, corporations duly organized and existing under the laws of the State of North Carolina.



                                  INTRODUCTION


         The Primary Sponsor established the Ingles Markets, Incorporated Investment/Profit Sharing Plan (the "Plan") by indenture dated September 25, 1972, and the Plan was last restated in its entirety by indenture dated February 2, 1994.

         The Primary Sponsor now wishes to amend and restate the Plan primarily to comply with and make changes permitted by the provisions of the Uniformed Service Employees Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, and the Community Renewal Tax Relief Act of 2000, to amend the Plan to the extent currently possible to comply with the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001, and to incorporate into the Plan the provisions relating to the merger into the Plan of the Ingles Distribution Division Savings and Retirement Plan (the "Distribution Division Plan") that was effective as of September 1, 2000.

         The Plan is intended to be a profit sharing plan within the meaning of Treasury Regulations Section 1.401-1(b)(1)(ii) and also contains a cash or deferred arrangement as described in Section 401(k) of the Internal Revenue Code of 1986.

         The provisions of the Plan, as amended and restated herein, shall apply to Plan Years beginning after September 27, 1997, except to the extent the provisions are required to apply at an earlier date to comply with applicable law.

        NOW, THEREFORE, the Primary Sponsor does hereby amend and restate the Plan in its entirety, generally effective as of September 28, 1997, except as otherwise provided herein, to read as follows:

                          INGLES MARKETS, INCORPORATED
                         INVESTMENT/PROFIT SHARING PLAN

                                                                                          PAGE
                                                                                          ----

ARTICLE 1    DEFINITIONS....................................................................1


ARTICLE 2    ELIGIBILITY...................................................................13


ARTICLE 3    CONTRIBUTIONS.................................................................13


ARTICLE 4    INDIVIDUAL FUNDS AND INVESTMENT OF TRUST ASSETS...............................17


ARTICLE 5    PLAN LOANS....................................................................19


ARTICLE 6    WITHDRAWALS DURING EMPLOYMENT.................................................24


ARTICLE 7    PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT..............................25


ARTICLE 8    PAYMENT OF BENEFITS ON RETIREMENT OR DISABILITY...............................28


ARTICLE 9    DEATH BENEFITS................................................................28


ARTICLE 10   GENERAL RULES ON DISTRIBUTIONS................................................28


ARTICLE 11   ADMINISTRATION OF THE PLAN....................................................35


ARTICLE 12   CLAIM REVIEW PROCEDURE........................................................37


ARTICLE 13   ANTI-ALIENATION, INCOMPETENT DISTRIBUTEE & UNCLAIMED PAYMENTS.................40


ARTICLE 14   PROHIBITION AGAINST DIVERSION.................................................41


ARTICLE 15   LIMITATION OF RIGHTS..........................................................41


ARTICLE 16   AMENDMENT TO OR TERMINATION OF THE PLAN AND THE TRUST.........................41


ARTICLE 17   ADOPTION OF PLAN BY AFFILIATES................................................43


ARTICLE 18   QUALIFICATION AND RETURN OF CONTRIBUTIONS.....................................43


ARTICLE 19   INCORPORATION OF SPECIAL LIMITATIONS..........................................44


APPENDIX A     LIMITATION ON ALLOCATIONS....................................................1


APPENDIX B     TOP-HEAVY PROVISIONS.........................................................1


APPENDIX C     SPECIAL NONDISCRIMINATION RULES..............................................1

                                    ARTICLE 1
                                   DEFINITIONS

         Wherever used herein, the masculine pronoun shall be deemed to include the feminine, and the singular to include the plural, unless the context clearly indicates otherwise and the following words and phrases shall, when used herein, have the meanings set forth below:

         1.1 "Account" means a Participant's aggregate balance in the following accounts, as adjusted pursuant to the Plan as of any given date:

                  (a) "Employee 401(k) Contribution Account," which shall reflect a Participant's interest in contributions made by a Plan Sponsor under Section 3.1.

                  (b) "Employer Match Account," which shall reflect a Participant's interest in Matching Contributions made by a Plan Sponsor under Section 3.2.

                  (c) "Employer Profit Sharing Account," which shall reflect a Participant's interest in Profit Sharing Contributions made by a Plan Sponsor under Section 3.3 and forfeitures of Profit Sharing Contributions allocated under Section 3.5.

                  (d) "Rollover Account," which shall reflect a Participant's interest in Rollover Amounts contributed to the Plan by the Participant.

                  (e) "qmac/qnec Account," which shall reflect a Participant's interest in Qualified Matching Contributions and/or Qualified Nonelective Contributions made by a Plan Sponsor pursuant to Appendix C.

                  (f) "Prior Plan Account," which shall reflect a Participant's interest in amounts transferred into the Plan from the Distribution Division Plan. The "Prior Plan Account" shall consist of the following sub-accounts: the "Prior Plan Employee Contribution Subaccount," the "Prior Rollover Subaccount," the "Prior Plan Company Match Subaccount," the "Prior Plan Profit Sharing Subaccount," and the "Prior Plan QMAC/QNEC Subaccount."

In addition, the Plan Administrator shall allocate the interest of a Participant in any amounts transferred to the Plan in a trust-to-trust transfer (other than Rollover Amounts) or pursuant to the merger of another tax-qualified retirement plan with the Plan among the above accounts as the Plan Administrator determines best reflects the interest of the Participant.

         1.2      "Affiliate" means:

                  (a) any corporation which is a member of the same controlled group of corporations (within the meaning of Code Section 414(b)) as is a Plan Sponsor,

                  (b) any other trade or business (whether or not incorporated) under common control (within the meaning of Code Section 414(c)) with a Plan Sponsor,

                  (c) any other corporation, partnership or other organization which is a member of an affiliated service group (within the meaning of Code Section 414(m)) with a Plan Sponsor, and

                  (d) any other entity required to be aggregated with a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.3 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

         1.4 "Annual Compensation Limit" means $150,000, which amount shall be adjusted in subsequent Plan Years based on changes in the cost of living as announced by the Secretary of the Treasury. For the short Plan Year beginning September 29, 2002 and ending on December 31, 2002, the "Annual Compensation Limit" shall be an amount equal to $50,556 ($200,000 multiplied by a fraction, the numerator of which is the number of months in such Plan Year (3.0333) and the denominator of which is 12). For the Plan Year beginning on January 1, 2003, the "Annual Compensation Limit" means $200,000, which amount may be adjusted for each subsequent Plan Year based on changes in the cost of living as announced by the Secretary of Treasury.

         1.5      "Beneficiary"

                  (a) A Participant's Beneficiary is the person or trust that a Participant designated most recently in writing to the Plan Administrator on such form and in such manner as is reasonably required by the Plan Administrator. Except as outlined in Subsection (c) below, a Participant may change his Beneficiary at any time by providing a new written election to the Plan Administrator on such form and in such manner as is reasonably required by the Plan Administrator.

                  (b) If the Participant has failed to make a designation, no person designated is alive, no trust has been established, or no Beneficiary or successor Beneficiary has been designated who is alive, the term "Beneficiary" means:

                           (1)      the Participant's spouse; or

                           (2)      if no spouse is alive, the deceased
                  Participant's estate.

                  (c)      Nonspouse Beneficiaries

                           (1) Notwithstanding the foregoing, the spouse of a married Participant shall be his Beneficiary unless that spouse has consented in writing to the designation by the Participant of some other person or trust and the spouse's consent acknowledges the effect of the designation and is witnessed by a notary public or a Plan representative.

                           (2) A Participant may change his designation of a nonspouse beneficiary at any time. However, a Participant may not change his designation without further consent of his spouse unless the spouse's consent permits designation of another person or trust without further spousal consent and acknowledges that the spouse has the right to limit consent to a specific beneficiary and that the spouse voluntarily relinquishes this right.

                           (3) The spouse's consent shall not be required if the Participant establishes to the satisfaction of the Plan Administrator that

                                    (A)     the spouse cannot be located,

                                    (B)      the Participant has a court order
                           indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a "qualified domestic relations order" (as defined in Code Section 414(p)) provides otherwise, or

                                    (C)      there are other circumstances as
                           the Secretary of the Treasury prescribes.

                  If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

                  (d) If, subsequent to the death of a Participant, the Participant's Beneficiary dies while entitled to receive benefits under the Plan, the successor Beneficiary, if any, or the Beneficiary listed under Subsection (b)(1) or, if no spouse is alive, Subsection (b)(2) shall be the Beneficiary.

         1.6 "Board of Directors" means the Board of Directors of the Primary Sponsor.

         1.7 "Break in Service" means the failure of an Employee, in connection with a Termination of Employment other than by reason of death, Disability, or reaching a Retirement Date, to complete more than 500 Hours of Service in any Plan Year. For the short Plan Year beginning September 29, 2002 and ending December 31, 2002, a Break in Service means the failure of an Employee, in connection with a Termination of Employment other than by reason of death, Disability or reaching a Retirement Date, to complete more than 500 Hours of Service in the fifty-two week period beginning on September 29, 2002, and ending on September 27, 2003.

         1.8 "Catch-Up Contribution" means a contribution on behalf of a Participant pursuant to Section 3.1(c).

         1.9      "Code" means the Internal Revenue Code of 1986, as amended.

         1.10 "Company Stock" means the class A and class B common stock of the Primary Sponsor.

         1.11 "Company Stock Fund" means the Ingles Class A Fund and the Ingles Class B Fund.

         1.12 "Compensation" means W-2 Compensation, to the extent not in excess of the Annual Compensation Limit for all purposes under the Plan except for purposes of determining who are Highly Compensated Employees.
Notwithstanding the above, Compensation shall be determined as follows:

                  (a) for purposes of determining, with respect to each Plan Sponsor, the amount of contributions and allocations made by or on behalf of an Employee under Section 3 and for purposes of applying the provisions of Appendix C hereto for such Plan Years as the Secretary of the Treasury may allow, Compensation shall only include amounts received for the portion of the Plan Year during which the Employee was a Participant;

                  (b) for purposes of determining, with respect to each Plan Sponsor, for purposes of Appendix B hereto, Compensation shall include amounts received by the Employee for the entire Plan Year;

                  (c) for purposes of determining, with respect to each Plan Sponsor, the amount of contributions and allocations made by or on behalf of an Employee under Article 3, Compensation shall not include amounts paid by any Affiliate that is not a Plan Sponsor or amounts realized from the exercise of non-qualified stock options;

                  (d) for all purposes under the Plan, except as provided in Subsection (e) of this Section, Compensation shall include any amount which would have been paid during a Plan Year, but was contributed by a Plan Sponsor on behalf of an Employee pursuant to a salary reduction agreement which is not includable in the gross income of the Employee under Code Section 125 [cafeteria plans], 402(g)(3) [salary deferrals to 401(k), 403(b), and simple IRA plans] or 457 [certain plans of state and local governments and tax-exempt organizations], and effective September 30, 2001, Code Section 132(f)(4) [pre-tax parking plans]; and

                  (e) effective until September 26, 1998, for purposes of applying the annual addition limits in Appendix A, Compensation shall not include the amounts described in Subsection (d).

         1.13 "Deferral Amount" means a contribution of a Plan Sponsor on behalf of a Participant pursuant to Section 3.1(a).

         1.14 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         1.15 "Disability" means a disability of a Participant within the meaning of Code Section 72(m)(7), to the extent that the Participant is entitled to disability retirement benefits under the federal Social Security Act as determined by the Social Security Administration.

         1.16 "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order (as defined in Code Section 414(p)), are Distributees with regard to the interest of the spouse or former spouse.

         1.17 "Early Retirement Date" means the date on which the Participant terminates employment on or after the later of (a) reaching age 60; or (b) completing ten (10) years of Vesting Service with the Plan Sponsor.

         1.18 "Elective Deferrals" means, with respect to any taxable year of the Participant, the sum of:

                  (a)      any Deferral Amounts;

                  (b) any contributions made by or on behalf of a Participant under any other qualified cash or deferred arrangement as defined in Code Section 401(k), whether or not maintained by a Plan Sponsor, to the extent such contributions are not or would not, but for Code Section 402(g)(1) be included in the Participant's gross income for the taxable year; and

                  (c) any other contributions made by or on behalf of a Participant pursuant to Code Section 402(g)(3).

         1.19     "Eligibility Service" means:

                  (a) Effective for Plan Years beginning before September 29, 2002, a twelve-consecutive-month period during which the Employee completes no less than 1,000 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Plan Sponsor or, in the event the Employee fails to complete 1,000 Hours of Service in that twelve-consecutive-month period, any Plan Year thereafter during which the Employee completes no less than 1,000 Hours of Service, including the Plan Year which includes the first anniversary of the date the Employee first performed an Hour of Service upon his employment or reemployment.

                  (b) Effective for Plan Years beginning on September 29, 2002 and thereafter, means a twelve-consecutive-month period during which the Employee completes no less than 1,000 Hours of Service beginning on the date on which the Employee first performs an Hour of Service upon his employment or reemployment with a Plan Sponsor or, in the event the Employee fails to complete 1,000 Hours of Service in that twelve-consecutive-month period, any twelve-consecutive-month period thereafter that begins on the first day of a month during which the Employee completes no less than 1,000 Hours of Service, including all such periods that occur during the Employee's first year of employment or reemployment.

         1.20 "Eligible Employee" means any Employee of a Plan Sponsor other than an Employee who is:

                  (a) covered by a collective bargaining agreement between a union and a Plan Sponsor, provided that retirement benefits were the subject of good faith bargaining, unless the collective bargaining agreement provides for participation in the Plan;

                  (b)      a Leased Employee with respect to a Plan Sponsor;

                  (c) deemed to be an Employee of a Plan Sponsor pursuant to regulations under Code Section 414(o);

                  (d)      a nonresident alien (within the meaning of Code
         Section 7701(b)(1)(B)) who received no earned income (within the meaning of Code Section 911(d)(2)) from a Plan Sponsor which constitutes income from sources within the United States (within the meaning of Code Section 861(a)(3)); or

                  (e) any person who is initially classified by a Plan Sponsor as an independent contractor for federal income tax purposes regardless of any subsequent determination that any such person should have been characterized as a common law employee of the Plan Sponsor for the period in question.

         1.21 "Eligible Retirement Plan" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. For Plan Years beginning on or after September 29, 2002, Eligible Retirement Plan shall also include an annuity contract described in Code Section 403(b) and an eligible plan under Code
Section 457(b) which is maintained by a state or political subdivision of a state, or any agency or instrumentality of a state or political subdivision and which agrees to separately account for amounts transferred into such Plan from this Plan.

         1.22 "Eligible Rollover Distribution" means any distribution of all or any portion of the Distributee's Account, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and, effective for distributions made after December 31, 2000, any hardship distributions of Deferral Amounts or Catch-Up Contributions pursuant to Section 7.1.

         1.23     "Employee" means any person who is:

                  (a) a common law employee of a Plan Sponsor or an Affiliate;

                  (b)      a Leased Employee with respect to a Plan Sponsor; or

                  (c) deemed to be an employee of a Plan Sponsor pursuant to regulations under Code Section 414(o).

         1.24     "Entry Date" means:

                  (a) prior to September 29, 2002, the first (1st) and the one hundred eighty-second (182nd) day of the Plan Year; and

                  (b) beginning September 29, 2002, the first day of the third month following a Participant's satisfaction of the requirements of Article 2 hereof.

         1.25 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         1.26 "Fiduciary" means each Named Fiduciary and any other person who exercises or has any discretionary authority or control regarding management or administration of the Plan, any other person who renders investment advice for a fee or has any authority or responsibility to do so with respect to any assets of the Plan, or any other person who exercises or has any authority or control respecting management or disposition of assets of the Plan.

         1.27 "Fund" means the amount at any given time of cash and other property held by the Trustee pursuant to the Plan.

         1.28 "Highly Compensated Employee" means, with respect to a Plan Year, each Employee who:

                  (a) was at any time during the Plan Year or the immediately preceding Plan Year an owner of more than five percent (5%) of the outstanding stock of a Plan Sponsor or Affiliate or more than five percent (5%) of the total combined voting power of all stock of a Plan Sponsor or Affiliate; or

                  (b) received Compensation in excess of $80,000 during the immediately preceding Plan Year ($85,000 during the preceding Plan Year for determining Highly Compensated Employees for the Plan Years beginning after September 30, 2000), which amount shall be adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury and was in the top-paid group of employees for such preceding year.

                  (c) is a former Employee who met the requirements of Subsection (a) or (b) at the time the former Employee separated from service with the Plan Sponsor or an Affiliate or at any time after the former Employee reached age 55.

                  For purposes of determining who is a Highly Compensated Employee for the Plan Year beginning on January 1, 2003, the calendar year beginning on January 1, 2002 and ending December 31, 2002 shall be considered to be the "preceding Plan Year."

         1.29     "Hour of Service" means:

                  (a) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for a Plan Sponsor or any Affiliate during the applicable computation period, and such hours shall be credited to the computation period in which the duties are performed;

                  (b) Each hour for which an Employee is paid, or entitled to payment, by a Plan Sponsor or any Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, bereavement, jury duty, military duty or leave of absence;

                  (c) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by a Plan Sponsor or any Affiliate, and such hours shall be credited to the computation period or periods to which the award or agreement for back pay pertains rather than to the computation period in which the award, agreement or payment is made; provided, that the crediting of Hours of Service for back pay awarded or agreed to with respect to periods described in Subsection (b) of this Section shall be subject to the limitations set forth in Subsection (f);

                  (d) Solely for purposes of determining whether a Break in Service has occurred, each hour during any period that the Employee is absent from work (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of the child by the Employee, or (4) for purposes of caring for such child for a period immediately following its birth or placement shall be credited (A) only in the computation period in which the absence from work begins, if the Employee would be prevented from incurring a Break in Service in that year solely because of that credit, or (B), in any other case, in the next following computation period;

                  (e) Without duplication of the Hours of Service counted pursuant to Subsection (d) hereof and solely for such purposes as required pursuant to the Family and Medical Leave Act of 1993 and the regulations thereunder (the "FMLA"), each hour (as determined pursuant to the FMLA) for which an Employee is granted leave under the FMLA (1) for the birth of a child, (2) for placement with the Employee of a child for adoption or foster care, (3) to care for the Employee's spouse, child or parent with a serious health condition, or (4) for a serious health condition that makes the Employee unable to perform the functions of the Employee's job;

                  (f) The Plan Administrator shall credit Hours of Service in accordance with the provisions of Section 2530.200b-2(b) and (c) of the U.S. Department of Labor Regulations or such other federal regulations as may from time to time be applicable and determine Hours of Service from the employment records of a Plan Sponsor or in any other manner consistent with regulations promulgated by the Secretary of Labor, and shall construe any ambiguities in favor of crediting Employees with Hours of Service.

         Notwithstanding any other provision of this Section, in no event shall an Employee be credited with more than 501 Hours of Service during any single continuous period during which he performs no duties for the Plan Sponsor or Affiliate; and

                  (g) In the event that a Plan Sponsor or an Affiliate acquires substantially all of the assets of another corporation or entity or a controlling interest of the stock of another corporation or merges with another corporation or entity and is the surviving entity, or if an Employee of a Plan Sponsor was previously employed by an entity that is under common control or ownership with the Plan Sponsor, as determined by the Board of Directors of the Plan Sponsor, then service of an Employee who was employed by the prior corporation or entity shall be counted in the manner provided, with the consent of the Primary Sponsor, in resolutions adopted by the Plan Sponsor which authorizes the counting of such service.



         1.30 "Individual Fund" means individual subfunds of the Fund as may be established by the Plan Administrator from time to time for the investment of the Fund, other than the Company Stock Funds.

         1.31 "Ingles Class A Fund" means the individual subfund of the Fund which is invested primarily in the class A common stock of the Primary Sponsor.

         1.32 "Ingles Class B Fund" means the individual subfund of the Fund which is invested primarily in the class B common stock of the Primary Sponsor.

         1.33 "Investment Committee" means a committee, which may be established to direct the Trustee with respect to investments of the Fund.

         1.34 "Investment Manager" means a Fiduciary, other than the Trustee, the Plan Administrator, or a Plan Sponsor, who may be appointed by the Primary Sponsor:

                  (a) who has the power to manage, acquire, or dispose of any assets of the Fund or a portion thereof; and

                  (b)      who

                           (1) is registered as an investment adviser under the Investment Advisers Act of 1940;

                           (2) is a bank as defined in the Investment Advisers Act of 1940; or

                           (3) is an insurance company qualified to perform services described in Subsection (a) above under the laws of more than one state; and

                  (c) who has acknowledged in writing that he is a Fiduciary with respect to the Plan.

         1.35 "Leased Employee" means an Employee (other than a common law employee of the Plan Sponsor or an Affiliate) who, pursuant to an agreement between the Plan Sponsor or an Affiliate and any other person, has performed services for the Plan Sponsor or an Affiliate (or for the Plan Sponsor and related persons determined in accordance with Code Section 414(n)(6)), on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction or control of the Plan Sponsor or an Affiliate.

         1.36 "Matching Contribution" means a contribution made by a Plan Sponsor pursuant to Section 3.2.

         1.37     "Named Fiduciary" means only the following:

                  (a)      the Plan Administrator;

                  (b)      the Trustee;

                  (c)      the Investment Committee; and

                  (d)      the Investment Manager.

         1.38     "Normal Retirement Age" means age 65.

         1.39 "Normal Retirement Date" means the date on which the Participant terminates employment on or after reaching Normal Retirement Age.

         1.40 "Participant" means any Employee or former Employee who has become a participant in the Plan for so long as his vested Account has not been fully distributed pursuant to the Plan.

         1.41 "Plan Administrator" means the organization or person designated to administer the Plan by the Primary Sponsor and, in lieu of any such designation, means the Primary Sponsor.

         1.42 "Plan Sponsor" means individually the Primary Sponsor and any Affiliate or other entity which has adopted the Plan and Trust.

         1.43     "Plan Quarter" means:

                  (a)      prior to September 29, 2002, the approximate three
         (3) month period beginning on the day after the last day of the immediately prior Plan Quarter and ending on the last Saturday in March, June, September and December; and

                  (b) the period beginning September 29, 2002 and ending December 31, 2002; and

                  (c) effective January 1, 2003, each three (3) month period ending March 31, June 30, September 30 and December 31 of each year.

         1.44     "Plan Year" means:

                  (a)      prior to September 29, 2002, the
         fifty-two/fifty-three week period beginning on the day after the last day of the immediately preceding Plan Year and ending on the last Saturday in September of each year;

                  (b) the period beginning on September 29, 2002 and ending on December 31, 2002; and

                  (c) the calendar year beginning January 1, 2003 and each calendar year that begins thereafter.

         1.45 "Profit Sharing Contribution" means a contribution made by a Plan Sponsor pursuant to Section 3.3.

         1.46 "Qualified Joint and Survivor Annuity" means an immediate annuity for the life of the Participant with a survivor annuity for the life of his spouse which is equal to fifty percent (50%) of the annuity payable during the joint lives of the Participant and his spouse. A Qualified Joint and Survivor Annuity for an unmarried Participant means an annuity for the life of the Participant.

         1.47 "Qualified Preretirement Survivor Annuity" means an immediate annuity for the life of a Participant's spouse, the present value of which is equal to fifty percent (50%) of the Participant's vested Account as of the earlier of (a) the Participant's date of death, or (b) the Participant's Termination of Employment.

         1.48 "Retirement Date" means the Early Retirement Date or the Normal Retirement Date.

         1.49 "Rollover Amount" means any amount transferred to the Fund by a Participant, which amount qualifies as an Eligible Rollover Distribution under Code Section 402(c)(4), or for rollover treatment under Code Sections 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), or 457(e)(16) and any regulations issued thereunder.

         1.50 "Termination Completion Date" means the last day of the fifth consecutive Break in Service computation period, determined under the Section which defines Break in Service, in which a Participant completes a Break in Service.

         1.51 "Termination of Employment" means the termination of employment of an Employee from all Plan Sponsors and Affiliates for any reason other than death, Disability, or attainment of a Retirement Date. Any absence from active employment of the Plan Sponsor and Affiliates by reason of an approved leave of absence shall not be deemed for any purpose under the Plan to be a Termination of Employment. Transfer of an Employee from one Plan Sponsor to another Plan Sponsor or to an Affiliate shall not be deemed for any purpose under the Plan to be a Termination of Employment. In addition, transfer of an Employee to another employer (other than a Plan Sponsor or an Affiliate) in connection with a corporate transaction involving a sale of assets, merger, or sale of stock, shall not be deemed to be a Termination of Employment, for purposes of the timing of distributions under Section 7.1, if the employer to which such Employee is transferred agrees with the Plan Sponsor to accept a transfer of assets from the Plan to its tax-qualified plan in a trust-to-trust transfer meeting the requirements of Code Section 414(l). If the employer to which such Employee is transferred does not agree to accept a transfer of assets from the Plan to its tax-qualified Plan, Section 7.6 is applicable in the event that such Termination of Employment is not a distributable event under Code
Section 401(k)(10).

         1.52 "Trust" means the trusts (collectively or individually) established under agreements between the Primary Sponsor and the respective Trustees to hold the Fund or any successor agreement. The Fund shall be held in three (3) separate trusts, which shall be referred to as "Trust A," which shall hold the Individual Funds; "Trust B," which shall hold the Ingles Class B Fund; and "Trust C," which shall hold the Ingles Class A Fund.

         1.53 "Trustee" means the trustee under each Trust established pursuant to the Plan.

         1.54 "Valuation Date" means each regular business day or any other day which the Plan Administrator declares to be a Valuation Date, provided, however, that the last business day of each Plan Year will always be a Valuation Date and the selection of other Valuation Dates may not result in discrimination prohibited by Code Section 401(a)(4).

         1.55 "Vesting Service" means each Plan Year during which an Employee has completed no less than 1,000 Hours of Service. Notwithstanding anything contained herein to the contrary, Vesting Service shall not include:

                  (a) In the case of an Employee who completes five consecutive Breaks in Service for purposes of determining the vested portion of his Account derived from Plan Sponsor contributions which accrued before his Termination Completion Date, all service in Plan Years after his Termination Completion Date.

                  (b) In the case of an Employee who completes five consecutive Breaks in Service and at that time does not have any vested right in Plan Sponsor contributions, all service before those Breaks in Service commenced.

For the short Plan Year beginning on September 29, 2002 and ending on December 31, 2002, a Participant will receive one year of Vesting Service if he completes at least 1,000 Hours of Service for the fifty-two/fifty-three week period beginning on September 29, 2002 and ending on September 27, 2003. In addition, a Participant will receive one year of Vesting Service if he completes at least 1,000 Hours of Service for the Plan Year beginning January 1, 2003 and ending December 31, 2003.

         1.56     "W-2 Compensation" means wages within the meaning of Code
Section 3401(a) (for purposes of income tax withholding at the source) and all other amounts paid to an Employee by a Plan Sponsor and Affiliates during a Plan Year (but without regard to any rules that limit the remuneration included in wages based on the nature or location of the employment or the services performed, such as the exception for agricultural labor in Code Section 3401(a)(2)) for which the Plan Sponsor is required to furnish the employee a written statement under Code Sections 6041(d); 6051(a)(3) and 6052.

                                    ARTICLE 2
                                   ELIGIBILITY

         2.1 New Hires. Each Eligible Employee shall become a Participant as of the Entry Date coinciding with or next following the date on which he has both:

                  (a)      completed his Eligibility Service, and

                  (b)      attained age 18.

         2.2 Existing Participants. Each individual who was a Participant on September 27, 1997 shall continue to be a Participant as of September 28, 1997. Each individual who was a participant in the Distribution Division Plan on August 31, 2000 shall be a Participant in the Plan as of September 1, 2000. Each individual who is a Participant on the adoption date of this amended and restated Plan as reflected in the first paragraph on page one of this Plan shall continue to be a Participant as of such date.

         2.3 Former Participants Rehired. Each former Participant who is reemployed by a Plan Sponsor shall become a Participant as of the date of his reemployment as an Eligible Employee.

         2.4 Former Employees Rehired. Each former Employee who completes his Eligibility Service but terminates employment with a Plan Sponsor before becoming a Participant shall become a Participant as of the latest of the date he:

                  (a)      is reemployed;

                  (b) would have become a Participant if he had not incurred a Termination of Employment; or

                  (c)      becomes an Eligible Employee.


                                    ARTICLE 3
                                  CONTRIBUTIONS

         3.1      401(k) Contributions

                  (a)      Deferral Amounts.

                           (1) Each Participant who is an Eligible Employee may elect to defer a portion of the Compensation otherwise payable to him for a payroll period and to have such portion contributed by the Plan Sponsor to the Fund. A Participant may elect to defer any whole percent of his Compensation between one percent (1%) and fifty percent (50%) for a payroll period. The election must be made before the Compensation is payable to the Participant. The election must be made in such manner and subject to such rules and limitations as the Plan Administrator may prescribe, and shall specify the percentage of Compensation that the Participant desires to defer and to have contributed to the Fund. Notwithstanding the foregoing, the Plan Administrator may restrict the amount which Highly Compensated Employees may elect to defer under this Section.

                           (2) Each payroll period, the Plan Sponsor shall deduct the portion of the Compensation that the Participant elected to defer in Subparagraph (1) above from the Participant's payroll for such period and will contribute such amount to the Fund. Amounts contributed pursuant to this
                  Section 3.1 shall be allocated to the Employee 401(k) Contribution Account of the Participant on whose behalf such contributions were made as soon as reasonably practicable following the date of withholding by the Plan Sponsor and receipt by the Trustee.

                           (3) Once a Participant has made a deferral election for a Plan Year, the Participant may revoke or modify his election to increase or reduce the rate of future deferrals, as provided in the administrative procedures established by the Plan Administrator.

                  (b)      Limitation on Elective Deferrals.

                           (1) In no event may the total Elective Deferrals for a Participant exceed the Section 402(g) Limitation in any one taxable year of the Participant, except to the extent permitted under Subsection (c) of this Section 3.1.

                           (2) The "Section 402(g) Limitation" is the amount designated in Code Section 402(g)(1), which is $11,000 for 2002, and which shall be adjusted for changes in the cost of living as provided by the Secretary of the Treasury.

                           (3)      If the amount of Elective Deferrals
                  contributed on behalf of a Participant to the Plan or to any other plan exceeds the Section 402(g) Limitation in any one taxable year then, not later than the March 1 following such taxable year, the Participant may notify the Plan Administrator that a portion of the Participant's Deferral Amounts consists of excess Elective Deferrals. If such notification is made, the Trustee shall distribute to the Participant the amount of such excess Elective Deferrals, as adjusted to reflect income, gain, or loss attributable to such amount through the end of the Plan Year on or before the following April 15th.

                           (4)      The amount to be distributed under
                  subparagraph (1) above shall be reduced by any "Excess Deferral Amounts," as defined in Appendix C hereto, previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within that taxable year.

                           (5)      The payment of the excess Elective
                  Deferrals, as adjusted and reduced, from the Plan shall be made to the Participant without regard to any other provision in the Plan.

                           (6) If a Participant's total Elective Deferrals under the Plan and other plans of the Plan Sponsor and its Affiliates exceed the Section 402(g) Limitation in any taxable year, the Participant shall be deemed to have designated for distribution under the Plan the lesser of (A) the amount of such excess Elective Deferrals or (B) the amount of Elective Deferrals under this Plan, as adjusted and reduced pursuant to subparagraphs (1) and (2) above.

                  (c)      Catch-Up Contributions.

                           (1)      Effective as of January 1, 2003, a
                  Participant who has reached age fifty (50) prior to or during a Plan Year shall be eligible to defer a portion of Compensation otherwise payable to him for the Plan Year and to have such portion contributed to the Fund on his behalf as Catch-Up Contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such Catch-Up Contributions shall not be taken into account for purposes of implementing the Section 402(g) Limitation and the annual addition limitations in Appendix A hereto. The Plan shall not be treated as failing to satisfy the provisions of Appendix B of the Plan, Appendix C of the Plan or the requirements of Code Section 410(b), as applicable, by reason of the making of such Catch-Up Contributions.

                           (2) Any election under this Subsection (c) must be made before the Compensation that the Participant desires to defer is payable and may only be made in such manner and subject to such rules and limitations as the Plan Administrator may prescribe and shall specify the amount of Compensation that the Participant desires to defer and to have contributed to the Fund.

                           (3) Once a Participant has made an election for a Plan Year, the Participant may revoke or modify his election to increase or reduce the rate of future deferrals under this Subsection (c), in accordance with the administrative procedures provided by the Plan Administrator.

         3.2      Matching Contributions.

                  (a)      For Plan Years beginning prior to September 29, 2002.

                           (1) The Plan Sponsor shall, in its discretion, determine the amount of Matching Contributions to be contributed to the Fund for a given Plan Quarter.

                           (2) The Matching Contribution for a Plan Quarter shall be allocated to Participants' Accounts within a reasonable time after the amount is deposited to the Plan by the Plan Sponsor, in the same proportion that the Deferral Amounts contributed on behalf of each eligible Participant under Section 3.1 for the Plan

                  Quarter to which the Matching Contribution relates (not to exceed five percent (5%) of the Participant's Compensation payable for such Plan Quarter) bear to the total Deferral Amounts contributed for all eligible Participants during the Plan Quarter to which the Matching Contribution relates. Such amount shall be allocated to each eligible Participant who is employed by a Plan Sponsor on the last day of a Plan Quarter.

                  (b)      For Plan Years beginning on or after September 29,
         2002.

                           (1) The Plan Sponsor shall, in its discretion, determine the amount of Matching Contributions to be contributed to the Fund for each payroll period.

                           (2) The Matching Contributions for a payroll period shall be allocated to each eligible Participant's Employer Match Account within a reasonable time after such amount is deposited to the Plan by the Plan Sponsor in the same proportion that the total of all Deferral Amounts and Catch-Up Contributions contributed on behalf of each eligible Participant under Section 3.1 for the payroll period to which such Matching Contribution relates (not to exceed five percent (5%) of the Participant's Compensation payable during such payroll period) bears to the Deferral Amounts and Catch-Up Contributions contributed for all eligible Participants for the payroll period to which the Matching Contribution relates.

         3.3 Profit Sharing Contribution. The Plan Sponsor shall, in its discretion, determine the amount of the Profit Sharing Contribution to be contributed to the Fund for a given Plan Year. Such amount shall be allocated as of the last day of the Plan Year to the Employer Profit Sharing Account of each Participant who: (a) is an Eligible Employee during the Plan Year; (b) is employed by a Plan Sponsor on the last day of the Plan Year; and (c) has completed at least 1,000 Hours of Service with a Plan Sponsor during the Plan Year. The Profit Sharing Contribution for such Plan Year shall be allocated to each eligible Participant's Employer Profit Sharing Account in the same proportion that each eligible Participant's Compensation for the Plan Year bears to the Compensation of all eligible Participants for such Plan Year.

         3.4 Rollover Contributions. Any Participant may, with the consent of the Plan Administrator and subject to such rules and conditions as the Plan Administrator may prescribe, transfer a Rollover Amount to the Fund; provided, however, that the Plan Administrator shall not administer this provision in a manner which is discriminatory in favor of Highly Compensated Employees.

         3.5      Forfeitures.

                  (a) For Plan Years beginning on or after September 28, 1997 and ending prior to September 26, 1999. Forfeitures of Matching Contributions and Profit Sharing Contributions shall be used first to restore Participant's Accounts in accordance with Section 7.3 hereof. Any remaining forfeitures shall be used to reduce Plan Sponsor contributions made for the Plan Year in which the forfeitures arose or for the following Plan Year and not to increase benefits.

                  (b) For Plan Years beginning on or after September 26, 1999 and ending prior to September 29, 2002. Forfeitures of Matching Contributions and Profit Sharing Contributions shall first be used to restore Participant's Accounts in accordance with Section 7.3 hereof. Any remaining forfeitures of Matching Contributions shall be used to reduce Plan Sponsor contributions made for the Plan Year in which the forfeitures arose or for the following Plan Year and not to increase benefits. Any remaining forfeitures of Profit Sharing Contributions shall be reallocated among the Employer Profit Sharing Accounts of Participants who are eligible to receive an allocation pursuant to
         Section 3.3. Profit Sharing Contributions to be reallocated under this
         Section 3.5 shall be allocated to each eligible Participant's Employer Profit Sharing Account in the same proportion that each eligible Participant's Compensation for the Plan Year bears to the Compensation of all eligible Participants for such Plan Year.

                  (c) For Plan Years beginning on or after September 29, 2002. Forfeitures of Matching Contributions and Profit Sharing Contributions shall be used first to restore Participant's Accounts in accordance with Section 7.3 hereof and then, at the discretion of the Plan Administrator, to pay Plan expenses. Any remaining forfeitures will be used to reduce Plan Sponsor contributions made for the Plan year in which the forfeitures arose or for the following Plan Year and not to increase benefits.

         3.6 Form of Contributions. Contributions may be made only in cash or other property which is acceptable to the Trustee.

         3.7 Military Service. Effective December 12, 1994, notwithstanding any provision of the Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         3.8 Corrective Actions. Notwithstanding any provision of the Plan to the contrary, the Plan Sponsor may make corrective distributions, contributions, allocations, or other remedial action as required or permitted to comply with any remedial or fiduciary correction program promulgated by the Internal Revenue Service, U.S. Treasury Department, or U.S. Department of Labor.


                                    ARTICLE 4
                 INDIVIDUAL FUNDS AND INVESTMENT OF TRUST ASSETS

         4.1      Participant Direction of Investment of Contributions.

                  (a) Until such time as the Plan Administrator may direct otherwise, each Participant and each Beneficiary of a deceased Participant may direct the Plan Administrator to invest contributions to his Account, other than Profit Sharing Account (except as provided in Section 4.2), in one or more Individual Funds and, effective as of April 1, 1999, the Ingles Class A Fund.

                  (b) All investment directions, or changes in investment directions, of contributions shall be made in accordance with the procedures established by the Plan

         Administrator. New investment directions shall be effective as of the date that such directions are processed by the Plan Administrator in accordance with the procedures established for such purpose.

                  (c) An investment direction, once given, shall be deemed to be a continuing direction until changed as otherwise provided herein. If no direction is effective for the date on which a contribution is to be made, all contributions which are to be made for such date shall be invested in such Individual Funds as the Plan Administrator, the Investment Manager, the Investment Committee, or the Trustee, as applicable, may determine. To the extent permissible by law, no Fiduciary shall be liable for any loss, which results from a Participant's exercise or failure to exercise his investment election with respect to that portion of the Fund which is held in Trust A and Trust C.

                  (d) Notwithstanding the foregoing, the Plan Administrator may limit the availability of investments in Trust C by Participants who are executive officers of the Plan Sponsor.

         4.2 Investment of Profit Sharing Contributions. Profit Sharing Contributions made to a Participant's Employer Profit Sharing Account pursuant to Section 3.3 shall be invested solely in the Ingles Class B Fund. Effective until September 25, 1999, a Participant who is an Employee of a Plan Sponsor may elect, according to the procedures established by the Plan Administrator, to transfer up to ten percent (10%) of the balance in his Employer Profit Sharing Account to one or more Individual Funds and, effective as of April 1, 1999, the Ingles Class A Fund.

         4.3 Participant Directions to Transfer Among Individual Funds. Subject to the limitations in Section 4.2, a Participant may elect, according to the procedures established by the Plan Administrator, to transfer the investment of his Account among Individual Funds, and, effective April 1, 1999, the Ingles Class A Fund. An election under this Section 4.3 shall be effective as of the date that such election is processed by the Plan Administrator in accordance with the procedures established for such purpose.

         4.4 Application of Investment Directions. A Participant who makes an election pursuant to Section 4.1 or 4.3 may apply the new investment direction to his current Account, all future contributions (except as limited under Sections 4.1 and 4.2), or both his current Account and all future contributions.

         4.5 Allocation of Net Income and Loss. As of each Valuation Date, the Trustee of the Trust shall allocate the net income or net loss of each Individual Fund or the Company Stock Fund to each Account in the proportion that the value of the Account as of the Valuation Date bears to the value of all Accounts invested in that Individual Fund or the Company Stock Fund as of the Valuation Date.

         4.6 Loan Fund. A Loan Fund shall be established by the Trustee on behalf of each Participant for whom a loan is made pursuant to Article 5. The Loan Fund shall be credited with the amount of any loan made by the Plan to the Participant and shall be debited with all principal and interest repayments of any such loans. Under rules established by the Plan Administrator, a

Participant's interest in the Individual Funds shall be debited by the amount credited to the Participant's Loan Fund. All principal and interest repayments debited to the Loan Fund shall be invested as contributions to the Participant's Account pursuant to Section 4.1. Each Loan Fund shall be invested in a note or notes made by the Participant evidencing the promised repayment of monies loaned to the Participant from the Fund.

         4.7 Employer Securities. The Trustee for Trust B and Trust C may acquire and hold shares of Company Stock that are "qualifying employer securities" (within the meaning of ERISA Section 407(d)(5)).


                                    ARTICLE 5
                                   PLAN LOANS

         5.1      Eligible Individuals.

                  (a) Subject to the provisions of the Plan and the Trust, each Participant who is an Employee shall have the right, subject to prior approval by the Plan Administrator, to borrow from his Account as provided in this Section.

                  (b)      (1)      Beginning September 28, 1997 and ending
                  December 31, 1999, a loan shall be withdrawn on a pro rata basis from a borrower's Employee 401(k) Contribution Account.

                           (2) Beginning January 1, 2000 and ending December 31, 2000, a loan shall be withdrawn on a pro rata basis from a borrower's Employee 401(k) Contribution Account, Rollover Account and Employer Match Account.

                           (3) Beginning January 1, 2001 and ending September 28, 2002, a loan shall be withdrawn from the borrower's Account in the following order:

                                    (i)      Prior Plan Employee Contribution
                                             Subaccount,

                                    (ii)     Prior Rollover Subaccount,

                                    (iii)    Prior Plan Company Match
                                             Subaccount,

                                    (iv)     Prior Plan Profit Sharing
                                             Subaccount,

                                    (v)      Employee 401(k) Contribution
                                             Account,

                                    (vi)     Rollover Account, and

                                    (vii)    Employer Match Account.

                           (4) Beginning September 29, 2002, a loan shall be withdrawn on a pro rata basis from each portion of a borrower's Account listed in Subsection (3).

         5.2 Application. In order to apply for a loan, a borrower must complete and submit to the Plan Administrator documents or information required by the Plan Administrator for this purpose in whatever form or manner the Plan Administrator may prescribe. Furthermore, the borrower must consent to have the loan repaid through payroll deduction, and a borrower's failure or refusal to provide such consent shall constitute grounds for the Plan Administrator's denial of the application for a loan. A borrower must wait at least twelve (12) months between loan applications.

         5.3 Equivalent Basis. Loans shall be available to all eligible borrowers on a reasonably equivalent basis which may take into account the borrower's creditworthiness, ability to repay, and ability to provide adequate security. Loans shall not be made available to Highly Compensated Employees, officers or shareholders of a Plan Sponsor in an amount greater than the amount made available to other borrowers. This provision shall be deemed to be satisfied if all borrowers have the right to borrow the same percentage of their interest in the Participant's vested Account, notwithstanding that the dollar amount of such loans may differ as a result of differing values of Participants' vested Accounts.

         5.4 Interest Rate. Each loan shall bear a "reasonable rate of interest" and provide that the loan be amortized in substantially level payments, made no less frequently than quarterly, over a specified period of time. A "reasonable rate of interest" shall be that rate that provides the Plan with a return commensurate with the interest rates charged by persons in the business of lending money for loans which would be made under similar circumstances. Notwithstanding the foregoing, to the extent that any loan interest rate is subject to the provisions of the Soldiers and Sailors Relief Act of 1940, it shall not exceed six percent (6%) per annum.

         5.5 Security. Each loan shall be adequately secured at the time taken, with the security for the outstanding balance of all loans to the borrower to consist of one-half (1/2) of the borrower's interest in the Participant's vested Account. Furthermore, the total loan taken shall not exceed the value of the Participant's Account exclusive of the Participant's Employer Profit Sharing Account.

         5.6 Loan Limit. Subject to Section 5.5 above, each loan, when added to the outstanding balance of all other loans to the borrower from all retirement plans of the Plan Sponsor and its Affiliates which are qualified under Section 401 of the Code, shall not exceed the lesser of:

                  (a)      $50,000, reduced by the excess, if any, of

                           (1) the highest outstanding balance of loans made to the borrower from all retirement plans qualified under Code Section 401 of the Plan Sponsor and its Affiliates during the one (1) year period immediately preceding the day prior to the date on which such loan was made, over

                           (2) the outstanding balance of loans made to the borrower from all retirement plans qualified under Code
                  Section 401 of the Plan Sponsor and its Affiliates on the date on which such loan was made, or

                  (b) one-half (1/2) of the value of the borrower's interest in the vested Account attributable to the Participant's Account.

For purposes of this Section, the value of the vested Account attributable to a Participant's Account shall be established as of the latest preceding Valuation Date, or any later date on which an available valuation was made, and shall be adjusted for any distributions or contributions made through the date of the origination of the loan.

         5.7 Loan Term. Each loan, by its terms, shall be repaid within five (5) years, except that, if allowed pursuant to loan procedures established by the Plan Administrator, any loan which is used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as the principal residence of the borrower may, by its terms, be repaid within ten (10) years. Notwithstanding the provisions of this Section 5.7, each loan which previously existed under the Distribution Division Plan that was merged into the Plan on September 1, 2000 shall continue to be repaid according to each loan's original repayment schedule, even if the original repayment schedule exceeds ten (10) years.

         5.8 Minimum Amount. Except as may otherwise be provided pursuant to loan procedures established by the Plan Administrator, each loan shall be made in an amount of no less than $500.

         5.9 Limit on Number of Loans. Except as may otherwise be provided pursuant to loan procedures established by the Plan Administrator, a borrower is permitted to have only two (2) loans existing under the Plan at any one time.

         5.10 Repayment by Payroll Deduction. All loans hereunder shall be repaid by the borrower through automatic deduction from the borrower's payroll with the Plan Sponsor.

         5.11     Default.

                  (a)      A loan shall be in default if:

                           (1) a borrower fails to make any loan payment when due;

                           (2) a Participant ceases to be an Employee and is not otherwise a "party in interest" as defined in ERISA
                  Section 3(14);

                           (3) the vested Account held as security under the Plan for the borrower will, as a result of an impending distribution or withdrawal, be reduced to an amount less than the amount of all unpaid principal and accrued interest then outstanding under the loan;

                           (4) a borrower makes any untrue representations or warranties in connection with the obtaining of the loan;

                           (5) a tax lien is filed against a borrower or an attachment or garnishment should be issued against any of the collateral securing the note evidencing the loan, including, without limitation, the starting of an action or proceeding to seize any of the borrower's interest in the Plan; or

                           (6) if the borrower revokes his or her payroll deduction authorization for repayment of the note evidencing the loan without the consent of the Plan Administrator.

                  (b) If a default occurs, the Plan Administrator may take such steps as it deems necessary to preserve the assets of the Plan, including, but not limited to, directing the Trustee to make any permissible distribution to the borrower of an offset amount (i.e., a deduction of the unpaid principal sum, accrued interest, and any other applicable charge under the note evidencing the loan from the Participant's Account).

                  (c) If a distribution of an offset amount would violate the requirements of Section 401(a) or 401(k) (because for example, the deduction would have to be made from the Participant's Employee 401(k) Contribution Account while the Participant is an Employee), the entire outstanding balance of the loan (including accrued interest) shall be a deemed distribution as provided in Treasury Regulations under Code
         Section 72(p). Thereafter, a distribution of an offset amount may be made at the earliest date legally permissible or deferred, at the Plan Administrator's discretion applied on a basis not discriminatory in favor of Highly Compensated Employees, until the borrower receives another distribution from the Plan.

                  (d) Notwithstanding the foregoing, a loan may be satisfied upon a Participant's Termination of Employment (including a Termination of Employment arising from the Participant's transfer to another employer (other than a Plan Sponsor or an Affiliate) in connection with a corporate transaction involving a sale of assets, merger, or sale of stock) by distributing the note evidencing the debt as part of an Eligible Rollover Distribution. The distribution of the note is permitted only if the trustee, custodian, or administrator for the Eligible Retirement Plan indicates its willingness to accept such property. Any distribution of such note must be accomplished prior to the end of the maximum permissible grace period under subparagraph (e) below.

                  (e) If an event occurs under subparagraph (a) above that would constitute a default, the Plan Administrator may, in its sole discretion and on a nondiscriminatory basis, provide a grace period for an employee to cure the default. Such grace period may not extend past the date that is the last day of the calendar quarter following the calendar quarter in which the default event occurred.

                  (f) If any part of the indebtedness under the note evidencing the loan is collected by law or through an attorney, the borrower shall be liable for attorneys' fees in an amount equal to ten percent (10%) of the amount then due and all costs of collection.

         5.12     Certain Leaves of Absence.

                  (a) Except as may otherwise be established pursuant to loan procedures established by the Plan Administrator, if an Employee is on an approved bona fide leave of absence (not longer than one year), either without pay from the Plan Sponsor or an Affiliate or at a rate of pay (after income and employment tax withholding) that is less than the amount of the installment payments required under the terms of the loan, the requirement of loan repayment shall be suspended during the leave of absence.

                  (b) The suspension of the requirement of loan repayment may not extend beyond the later of:

                           (1)      the last day of the loan's original term; or

                           (2) the latest day on which the loan would have been required to be repaid under Section 5.7 for the type of loan taken.

                  (c) Upon the return of the Participant to service, the payments under such loan shall resume at the rate necessary to repay the remaining balance of the loan (plus interest accrued during the leave of absence) in equal installments for a period not extending beyond the latest day on which the loan would have been required to be repaid under Section 5.7 for the type of loan taken. Notwithstanding the foregoing, the loan payment shall not be less than the payment at the time the leave began.

                  (d) If a Participant is absent from employment due to his performing service in the uniformed service, the requirement of loan repayment will be suspended for the period of such service in the uniformed services. When the Participant resumes employment, loan payments will resume and must be completed by the end of the period equal to the original term of the loan plus the period of such military service.

         5.13 Regulations. Each loan shall be made only in accordance with regulations and rulings of the Internal Revenue Service and the Department of Labor and any supplemental loan procedures established by the Plan Administrator. The Plan Administrator shall be authorized to administer the loan program of this Section and shall act in his sole discretion to ascertain whether the requirements of such regulations and rulings and this Section have been met.

         5.14 Spousal Consent. Prior to January 1, 2003, if a Participant's vested Account is payable in the form of an annuity and the Participant wishes to obtain a loan from the Plan in accordance with Article 5, the Participant's spouse must, within the ninety (90) day period preceding the date the loan is made, consent to the loan and the possibility of a reduction in the Participant's vested Account resulting in its non-payment.

                                    ARTICLE 6
                          WITHDRAWALS DURING EMPLOYMENT

         6.1      Hardship Withdrawals.

         (a) The Trustee shall, upon the direction of the Plan Administrator, withdraw all or a portion of a Participant's Employee 401(k) Contribution Account consisting of Deferral Amounts and Catch-Up Contributions (but not earnings thereon) prior to the time such account is otherwise distributable. A hardship withdrawal shall only be made only if the Participant is an Employee and demonstrates that he is suffering from "hardship." For purposes of this Section, a withdrawal will be deemed to be an account of hardship only if the withdrawal is on account of:

                  (1) unreimbursed expenses for medical care described in Code Section 213(d) incurred by the Participant, his spouse, or any dependents of the Participant (as defined in Section 152 of the Code) or necessary for these persons to obtain medical care described in Code
         Section 213(d);

                  (2) purchase (excluding mortgage payments) of a principal residence for the Participant;

                  (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents;

                  (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (5) any other contingency determined by the Internal Revenue Service to constitute an "immediate and heavy financial need" within the meaning of Treasury Regulations Section 1.401(k)-l(d).

         (b) Additional Hardship Withdrawal Requirements. In addition to the requirements set forth in Section 6.1, any withdrawal pursuant to Section
6.1 shall not be in excess of the amount necessary to satisfy the need determined under Section 6.1 and shall also be subject to the following requirements:

                  (1) The Participant shall first obtain all withdrawals, other than hardship withdrawals, and all nontaxable loans currently available under all plans maintained by the Plan Sponsor;

                  (2) the Plan Sponsor shall not permit Elective Deferrals or Catch-Up Contributions to be made to the Plan or any other plan maintained by the Plan Sponsor, for a period of twelve (12) months (effective September 29, 2002, six (6) months) after the Participant receives the withdrawal pursuant to this Section.

                  (3) Effective until September 29, 2002, the Plan Sponsor shall not permit Elective Deferrals to be made to the Plan or any other plan maintained by the Plan

         Sponsor for the Participant's taxable year immediately following the taxable year of the hardship withdrawal in excess of the limit under
         Section 3.1(b) for the taxable year, less the amount of the Elective Deferrals made to the Plan or any other plan maintained by the Plan Sponsor for the taxable year in which the withdrawal under this Section occurs.

         (c) Hardship withdrawals shall be made only in accordance with such other rules, policies, procedures, restrictions, and conditions as the Plan Administrator may from time to time adopt. Any determination of the existence of hardship and the amount to be withdrawn on account thereof shall be made by the Plan Administrator (or such other person as may be required to make such decisions) in accordance with the foregoing rules as applied in a uniform and nondiscriminatory manner.

         (d) Unless the Participant requests otherwise, a hardship withdrawal shall include the amount necessary to pay any federal, state and local income taxes and penalties reasonably anticipated to result from the withdrawal.

         (e) A hardship withdrawal shall be made in a lump sum to the Participant.

         6.2 Age 59 1/2 Withdrawals. A Participant who has attained at least age 59 1/2 may elect to receive a distribution of all or a portion of his vested Employee 401(k) Contribution Account, Employer Match Account, Rollover Account, QMAC/QNEC Account and Prior Plan Account.

         6.3 Age 70 1/2 Withdrawals. A Participant who has attained at least age 70 1/2 may elect to receive a distribution of all or a portion of his Account.


                                    ARTICLE 7
                PAYMENT OF BENEFITS ON TERMINATION OF EMPLOYMENT

         7.1 Eligibility for Payment. A Participant who has a Termination of Employment shall be eligible to receive payment of his vested Account as outlined in Article 10.

         7.2 Vesting. That portion of a Participant's Account in which he is vested at any given time shall be:

                  (a) his Employee 401(k) Contribution Account, Rollover Account, and QMAC/QNEC Account, all of which shall be fully vested and nonforfeitable at all times; and


                  (b) effective for Plan Years beginning on or after September 29, 2002, for all Participants who complete an Hour of Service after such date, his Employer Match Account, Employer Profit Sharing Account, and Prior Plan Account computed according to the following vesting schedule:

                              Full Years of                        Percentage
                             Vesting Service                         Vested
                            -----------------                       --------
                               Less than 2                               0%
                                    2                                   20%
                                    3                                   40%
                                    4                                   60%
                                    5                                   80%
                                6 or more                              100%

                  (c) for Participants who do not complete at least one Hour of Service after September 28, 2002 and became a Participant in the Plan prior to October 1, 1989, his Employer Match Account, Employer Profit Sharing Account, and Prior Plan Account computed according to the following vesting schedule:

                              Full Years of                        Percentage
                             Vesting Service                         Vested
                            -----------------                       --------
                               Less than 1                               0%
                                    1                                   10%
                                    2                                   20%
                                    3                                   30%
                                    4                                   40%
                                    5                                   60%
                                    6                                   80%
                                7 or more                              100%

                  (d) for Participants who do not complete at least one Hour of Service after September 28, 2002 and become a Participant in the Plan on or after October 1, 1989, his Employer Match Account, Employer Profit Sharing Account, and Prior Plan Account computed according to the following vesting schedule:

                              Full Years of                        Percentage
                             Vesting Service                         Vested
                            -----------------                       --------
                               Less than 3                               0%
                                    3                                   20%
                                    4                                   40%
                                    5                                   60%
                                    6                                   80%
                                7 or more                              100%

                  (e) If a Participant receives a distribution from these accounts at any time when the Participant is less than one hundred percent (100%) vested, then until the earlier of the date the Participant forfeits his nonvested Account or the Participant's Termination Completion Date, the vested portion of these accounts of the Participant at any time shall be equal to "X" computed according to the formula X=P(AB+D)-D. For purposes of the formula, "P" is the vested percentage at the relevant time, "AB" is the Account balance at the relevant time, and D is the amount of the distribution(s).

         7.3      Forfeiture Timing and Cash-out/Buyback.

                  (a) The nonvested portion of the Account of a Participant who has had a Termination of Employment shall be forfeited as of the earlier of the date the Participant receives a distribution of the vested portion of his Account or the first day of the Plan Year following the Participant's Termination Completion Date. For such purposes, a Participant who has had a Termination of Employment and who is not vested in any portion of his Account, the Participant shall be deemed to have received a distribution of his Account as of the date of such Termination of Employment.

                  (b)      (1)      If a Participant who has received a
                  distribution of the vested portion of his Account is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date, any portion of his Account that was forfeited shall be restored if the Participant repays to the Fund all of that portion of his vested Account which was paid to him no later than the fifth anniversary of the Participant's reemployment by the Plan Sponsor or an Affiliate.

                           (2) If a Participant who was not vested in any portion of his Account had a Termination of Employment and is reemployed by a Plan Sponsor or an Affiliate prior to his Termination Completion Date, any portion of his Account which was forfeited shall be restored.

                           (3)      Any restoration made pursuant to Subsection
                  (b)(1) or (2) above shall be effective on the Valuation Date coinciding with or next following the repayment or the Participant's reemployment, as applicable.

                           (4) The restoration on any Valuation Date of the forfeited portion of the Account of a Participant pursuant to this Subsection (b) shall be made first from forfeitures available for allocation on that Valuation Date, to the extent available, and secondly from contributions by the Plan Sponsor. Only after restorations have been made shall the remaining forfeitures be available under Section 3.5.

         7.4 Changes to Vesting Schedule. If a Plan amendment directly or indirectly changes the vesting schedule, the vesting percentage for each Participant in his Account accumulated to the date when the amendment is adopted shall not be reduced as a result of the amendment. In addition, any Participant with at least three (3) years of Vesting Service may irrevocably elect to remain under the pre-amendment vesting schedule with respect to all of his benefits accrued both before and after the amendment. If the pre-amendment vesting schedule provides a Participant with a vested percentage, at each time prior to the Participant becoming one hundred percent (100%) vested, that is more favorable to a Participant than the amended vesting schedule, all affected Participants with at least three (3) years of Vesting Service shall be deemed to have elected to remain under the preamendment vesting schedule.

         7.5 Suspension for Rehires. If a Participant has a Termination of Employment and is subsequently reemployed by a Plan Sponsor or an Affiliate prior to receiving a distribution of his

Account under the Plan, such Participant shall not be entitled to a distribution under this Article 7 while he is an Employee.

         7.6 Suspension for Nondistributable Events. If a Participant has a Termination of Employment which is not a distributable event as provided under Code Section 401(k)(10), the Plan Sponsor is not required to distribute such Participant's Account to the Participant prior to the time for distribution as otherwise provided under the Plan.


                                    ARTICLE 8
                 PAYMENT OF BENEFITS ON RETIREMENT OR DISABILITY

         8.1 Eligibility for Payment. A Participant who has reached a Retirement Date or incurs a Disability while an Employee shall be eligible to receive payment of his Account as outlined in Article 10.

         8.2 Vesting. The Account of a Participant who has reached a Retirement Date, has attained Normal Retirement Age while employed, or has incurred a Disability while an Employee shall be fully vested and nonforfeitable.


                                    ARTICLE 9
                                 DEATH BENEFITS

         9.1 Eligibility for Payment. If a Participant dies before receiving a full distribution of his vested Account, his Beneficiary shall be eligible to receive payment of the Participant's vested Account as outlined in
Article 10 below. If a Participant dies after beginning to receive a distribution of his vested Account that is payable in a form other than a lump sum (for Plan years during which such alternate form is available), his Beneficiary shall continue to receive the undistributed portion of his vested Account in the form selected by the Participant before his death.

         9.2 Vesting. Accounts of deceased Participants shall be vested to the extent provided pursuant to Article 7 or 8, as applicable. In addition, the Account of a Participant who dies while an Employee shall be fully vested and nonforfeitable.


                                   ARTICLE 10
                         GENERAL RULES ON DISTRIBUTIONS

         10.1     Form and Timing of Distributions On or After January 1, 2003

                  (a) If the vested Account balance of a Participant or a Beneficiary of a deceased Participant (not including any balance in the Participant's Rollover Account) is $5,000 or less, it shall be distributed in one lump sum not earlier than the Plan Quarter following the Plan Quarter in which the Participant or Beneficiary becomes eligible for a distribution pursuant to Article 7, 8 or 9, as applicable.

                  (b) If the vested Account balance of a Participant or a Beneficiary of a deceased Participant (not including any balance in the Participant's Rollover Account) exceeds $5,000 and the Participant or Beneficiary is eligible for a distribution pursuant to Article 7, 8 or 9, as applicable, the Participant or Beneficiary will receive payment of his Account in the form of one lump sum payment during the Plan Quarter following the Plan Quarter in which the Participant or Beneficiary is eligible for a distribution or, if later, the date on which the Participant or Beneficiary consents to receive such distribution.

                  (c) Notwithstanding the foregoing, a Participant or a Beneficiary of a deceased Participant may elect to receive a distribution of the Prior Plan Account in one lump sum as soon as administratively feasible following eligibility to receive a distribution pursuant to Article 7, 8, or 9, as applicable.

                  (d) In lieu of distributions under Paragraphs (a), (b), and (c), a Participant (or a Beneficiary that is the spouse of the Participant) may elect to have the vested Account balance paid in the form of a Direct Rollover pursuant to Section 10.5 below.

         10.2     Form and Timing of Distributions Prior to January 1, 2003

                  (a) If the vested Account balance of a Participant or a Beneficiary of a deceased Participant (in the case of a deceased Participant who did not begin to receive payment of his vested Account balance before his death) is $3,500 ($5,000, effective September 27,
         1998) or less, it shall be distributed in one lump sum not earlier than the Plan Quarter following the date on which the Participant or Beneficiary becomes eligible for a distribution pursuant to Article 7, 8 or 9, as applicable. Effective for Plan Years beginning on or after September 29, 2002, the determination of whether the Participant's Account exceeds $5,000 shall be made without taking into account any balance in the Participant's Rollover Account.

                  (b) If the vested Account balance of a Participant or a Beneficiary of a deceased Participant (in the case of a deceased Participant who did not begin to receive payment of his vested Account balance before his death) exceeds $3,500 ($5,000, effective September 27, 1998) and the Participant or Beneficiary is eligible for a distribution pursuant to Article 7, 8 or 9, as applicable, the Participant or Beneficiary will receive payment of his Account as follows:

                           (1) A married Participant will receive payment of his Account in the form of a Qualified Joint and Survivor Annuity, unless the Participant elects during the Applicable Election Period (as hereinafter defined) not to receive payments in this form and any required spousal consent is obtained. An unmarried Participant will receive payment of his Account in the form of a life annuity, unless the Participant elects during the Applicable Election Period not to receive payments in this form.

                           (2) A Participant who makes a valid election not to receive payment in the form described in Subparagraph (1) above may elect to receive payment of his Account in one of the forms listed below:

                                    (A)     a lump-sum payment in cash;

                                    (B)      payment in annual installments over
                           a period to be determined by the Participant or his Beneficiary but not to exceed the life expectancy of the Participant or the joint lives of the Participant and his Beneficiary;

                                    (C)     a single life annuity; or

                                    (D)      a joint and survivor annuity with
                           or without a term certain; provided, however, that a joint and survivor annuity optional form of benefit shall not be available as a method of distribution with respect to the Alternate Payee and his or her subsequent spouse or to a Beneficiary and his or her spouse.

                           (3) For Plan Years beginning on or after September 29, 2002, the determination of whether the Participant's Account exceeds $5,000 shall be made without taking into account any balance in the Participant's Rollover Account.

                  (c) If the Participant's Account is payable in the form of a life annuity, and the Participant dies before he begins to receive payments from the Fund, the Participant's spouse shall receive a "Qualified Preretirement Survivor Annuity." Notwithstanding the foregoing, the surviving spouse of a Participant who is entitled to receive a Qualified Preretirement Survivor Annuity may elect a lump sum payment prior to the date the annuity is purchased or distributions begin, unless the Participant makes an election during the Applicable Election Period not to receive the applicable annuity and his spouse consents to such election.

                  (d) If an annuity is to be paid from the Plan, such annuity may be purchased with the Participant's Account from an insurance company designated by the Committee or its designee in writing to the insurance company and may be distributed to the Participant or his Beneficiary in full satisfaction of the benefits to which the Participant or his Beneficiary is entitled under the Plan. The amount of the annuity shall be the actuarial equivalent of the Participant's Account (reduced by any commissions or other costs charged by the insurance company) based on factors used by the insurance company from which the annuity is purchased.

                  (e) Annuity Rules. The provisions of this Section shall apply only in the event the Participant receives payment of his Account in the form of an annuity described in Section 10.2(b).

                           (1) The Plan Administrator shall furnish to the Participant a written explanation of:

                                    (A)      the terms and conditions of the
                           Qualified Joint and Survivor Annuity and the
                           Qualified Preretirement Survivor Annuity;

                                    (B)      the Participant's right to make,
                           and the effect of, an election not to receive the Qualified Joint and Survivor Annuity or the Qualified Preretirement Survivor Annuity;

                                    (C)      the rights of the Participant's
                           spouse as described below; and

                                    (D)      the right to make and the effect of
                           an election pursuant to this paragraph.

                           (2) In the case of a Qualified Joint and Survivor Annuity, the written explanation shall be provided to the Participant no less than thirty (30) days and no more than ninety (90) days prior to the first date on which he is entitled to commencement of payments from the Fund. Notwithstanding the foregoing, a Participant may elect to waive the requirement that the written explanation be provided at least thirty (30) days prior to commencement of payments, provided that the first payment from the Fund occurs more than seven (7) days from the date the explanation is received by the Participant. In the case of the Qualified Preretirement Survivor Annuity, the written explanation shall be provided to the Participant in whichever of the following periods ends last:

                                    (A)      the period beginning with the first
                           day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

                                    (B)      the period beginning one year
                           before and ending one year after the Employee first becomes a Participant;

                                    (C)      the period beginning one year
                           before and ending one year after the provisions of this Subsection apply to the Participant; or

                                    (D)      a reasonable period of time after
                           separation from service in the case of a Participant who separates from service before attaining age 35.

                           (3) The Participant may elect during the Applicable Election Period not to receive the Qualified Joint and Survivor Annuity or Qualified Preretirement Survivor Annuity by execution and delivery to the Plan Administrator of a form provided for that purpose by the Plan Administrator. "Applicable Election Period" means, with respect to a Qualified Joint and Survivor Annuity, the 90-day period ending on the first date on which the Participant is entitled to commencement of payment from the Fund. In the event the Participant waives the minimum 30-day requirement for the written explanation, the Applicable Election Period shall not end before the period ending thirty (30) days after the Participant receives the written explanation. Notwithstanding the foregoing, if the Participant receives the written explanation of the Qualified Joint and Survivor Annuity and affirmatively elects a form of distribution, the payments from the Fund may commence less than thirty (30) days after the Participant receives the written explanation provided that the Participant may revoke the affirmative distribution election until the later of the time payments from the Fund are to begin or the expiration of the 7-day period which begins on the day after the Participant receives the written explanation. With respect to a Qualified Preretirement Survivor Annuity, the Applicable Election Period means the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death.

                           (4) In the case of a married Participant, no election shall be effective unless:

                                    (A)      the spouse of the Participant
                           consents in writing to the election and the consent acknowledges the effect of the election (including, if applicable, the identity of any Beneficiary other than the Participant's spouse and the alternate form of payment) and is witnessed by a notary public, or

                                    (B)      it is established to the
                           satisfaction of the Plan Administrator that the consent required pursuant to Subsection (A) of this Section (4) may not be obtained because there is no spouse, the spouse cannot be located, the Participant has a court order indicating that he is legally separated or has been abandoned (within the meaning of local law) unless a qualified domestic relations order provides otherwise, or of any other circumstances as permitted by regulations promulgated by the Department of the Treasury. If the spouse is legally incompetent to give consent, consent by the spouse's legal guardian shall be deemed to be consent by the spouse.

                           (5) Any consent by a spouse (or establishment that the consent of a spouse may not be obtained) shall be effective only with respect to that spouse. If an election is made, the Participant's vested Account shall be paid in the alternate form of payment set forth in Section 10.2(b) chosen by the Participant by written instrument delivered to the Plan Administrator. Any waiver of a Qualified Preretirement Survivor Annuity made prior to the first day of the Plan Year in which the Participant attains age 35 shall become invalid as of the first day of the Plan Year in which the member attains age 35 and a Qualified Preretirement Annuity shall be provided, unless a new waiver is obtained. The Participant may revoke any election not to receive payment in the form of a Qualified Joint and Survivor Annuity at any time prior to commencement of payments from the Fund, and may make a new election at any time prior to the commencement of payments from the Fund.

         10.3     Additional Distribution Rules

                  (a) Except as specified in Subsections 10.1(a) and 10.2(a) above, no distribution of the vested Account balance of a Participant will be made without his consent (and, where required, the consent of his spouse) before he reaches Normal Retirement Age.

                  (b) Payment of a Participant's vested Account to the Participant will commence not later than sixty (60) days after the last day of the Plan Year in which falls the later of (1) the Participant reaching Normal Retirement Age, or (2) the Participant reaching a Retirement Date or becoming subject to a Disability while an Employee. However, a Participant may elect to delay his distribution to a later date (subject to Section 10.6). If the amount of the payment required to commence on the date determined under this Subsection cannot be ascertained by such date, or if it is not possible to make such payment on such date because the Plan Administrator has been unable to locate the Participant after making reasonable efforts to do so, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date in which the amount of such payment can be ascertained for the date on which the Participant is located.

                  (c) Payment of a Participant's Account will be made in cash. However, if the value of a Participant's Account exceeds the fair market value of one hundred (100) shares of class A common stock of the Primary Sponsor as of the date on which the distribution is made, a Participant or his designated Beneficiary may elect to receive payment of his Account in the form of such class A shares.

                  (d) Payment of any portion of a Participant's Account (other than amounts attributable to the Participant's Employer Profit Sharing Account) to an Alternate Payee under Section 13.1 after the Alternative Payee is entitled to a distribution under Section 13.1 will be paid in the form of one lump sum payment during the Plan Quarter following the Plan Quarter in which the Alternate Payee becomes entitled to a distribution under Section 13.1 or, if later, the date on which the Alternate Payee consents to receive such distribution

         10.4 Adjustments for Income. Except for installment distributions, Accounts shall not be adjusted for earnings or losses incurred after the Valuation Date with respect to which the Account is valued for imminent payout purposes coinciding with or preceding the date of distribution of the Account. Except for those situations in which a Participant has elected, pursuant to
Section 5.9(d), to effect a transfer or Direct Rollover of a loan to another plan, prior to distribution of an Account, the Account shall be reduced by the amount necessary to satisfy the unpaid principal, accrued interest, and penalties on any loan made to the Participant.

         10.5 Direct Rollovers. Notwithstanding any provisions of the Plan to the contrary that would otherwise limit a Distributee's election under this
Article 10, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of a distribution pursuant to this Section which is an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover so long as all Eligible

Rollover Distributions to a Distributee for a calendar year total or are expected to total at least $200 and, in the case of a Distributee who elects to directly receive a portion of an Eligible Rollover Distribution and directly roll the balance over to an Eligible Retirement Plan, the portion that is to be directly rolled over totals at least $500. If the Eligible Rollover Distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such Eligible Rollover Distribution may commence less than thirty (30) days after the notice required under Treasury Regulations Section 1.411(a)-11(c) is given, provided that:

                  (a) the Plan Administrator clearly informs the Distributee that the Distributee has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                  (b) the Distributee, after receiving the notice, affirmatively elects a distribution.

         10.6 Required Minimum Distributions. Subject to Subsection (d) below, and notwithstanding any other provisions of the Plan,

                  (a) Prior to the death of a Participant, all retirement payments hereunder shall:

                           (1) be distributed to the Participant not later than the Required Beginning Date (as defined below), or

                           (2) be distributed, commencing not later than the Required Beginning Date -

                                    (A)      in accordance with regulations
                           prescribed by the Secretary of the Treasury, over the life of the Participant or over the lives of the Participant and his designated individual Beneficiary, if any, or

                                    (B)      in accordance with regulations
                           prescribed by the Secretary of the Treasury, over a period not extending beyond the life expectancy of the Participant or the joint life and last survivor expectancy of the Participant and his designated individual Beneficiary, if any.

                  (b)      Death distributions.

                           (1) If the distribution of a Participant's retirement payments have begun in accordance with Subsection
                  (a)(2) of this Section, and the Participant dies before his entire vested Account has been distributed to him, then the remaining portion of his vested Account shall be distributed in a lump sum at least as rapidly as under the method of distribution being used under Subsection (a)(2) of this Section as of the date of his death.

                           (2)      If a Participant dies before the
                  commencement of retirement payments hereunder, the entire interest of the Participant shall be distributed in a lump sum within five (5) years after his death.

                           (3) If any portion of a Participant's vested Account is payable to or for the benefit of the Participant's designated individual Beneficiary and if such designated individual Beneficiary is the Participant's surviving spouse, then -

                                    (A)      the date on which the lump sum
                           distribution is required to made shall not be earlier than the date on which the Participant would have attained age 70 1/2, and

                                    (B)      if the surviving spouse dies before
                           the distribution to such spouse is made, this Subsection (3) shall be applied as if the surviving spouse were the Participant.

                  (c) For purposes of this Section, the term Required Beginning Date means April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

                  (d) With respect to determining the amount of the minimum required distributions under the Plan made in the 2002 calendar year, the Plan will apply the minimum distribution requirements of Code
         Section 401(a)(9) in accordance with the regulations under Code Section 401(a)(9) that were proposed in January 2001, notwithstanding any provision of the Plan to the contrary. With respect to distributions under the Plan made in calendar years beginning on or after January 1, 2003, the Plan will apply the minimum distribution requirements of Code
         Section 401(a)(9) in accordance with the final and proposed regulations under Code Section 401(a)(9) that were issued in April, 2002 ("2002 Regulations"), notwithstanding anything in the Plan to the contrary. The use of the proposed portion of the 2002 Regulations shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Code Section 401(a)(9) that supersede such proposed regulations or such other date as may be specified in guidance published by the Internal Revenue Service.


                                   ARTICLE 11
                           ADMINISTRATION OF THE PLAN

         11.1 Trust Agreement. The Primary Sponsor shall enter into one or more Trust Agreements to establish one or more Trusts with the Trustee designated by the Board of Directors for the management of the Fund, which Trust Agreement(s) shall form a part of the Plan and is incorporated herein by reference.

         11.2 Operation of the Plan Administrator. The Primary Sponsor shall appoint a Plan Administrator. If an organization is appointed to serve as the Plan Administrator, then the Plan Administrator may designate in writing one or more persons who may act on behalf of the Plan

Administrator. If more than one person is so designated with respect to the same administrative function, a majority of such persons shall constitute a quorum for the transaction of business and shall have the full power to act on behalf of the Plan Administrator. The Primary Sponsor shall have the right to remove the Plan Administrator at any time by notice in writing. The Plan Administrator may resign at any time by written notice of resignation to the Trustee and the Primary Sponsor. Upon removal or resignation of the Plan Administrator, or in the event of the dissolution of the Plan Administrator, the Primary Sponsor shall appoint a successor.

         11.3     Fiduciary Responsibility.

                  (a) The Plan Administrator, as a Named Fiduciary, may allocate its fiduciary responsibilities among Fiduciaries other than the Trustee, designated in writing by the Plan Administrator and may designate in writing persons other than the Trustee to carry out its fiduciary responsibilities under the Plan. The Plan Administrator may remove any person designated to carry out its fiduciary responsibilities under the Plan by notice in writing to such person.

                  (b) The Plan Administrator and each other Fiduciary may employ persons to perform services and to render advice with regard to any of the Fiduciary's responsibilities under the Plan. Charges for all such services performed and advice rendered may be paid from the Fund to the extent permitted by ERISA.

                  (c) Each Plan Sponsor shall indemnify and hold harmless each person constituting the Plan Administrator or the Investment Committee, except those individuals who are not a Plan Sponsor or an employee of a Plan Sponsor, if any, from and against any and all claims, losses, costs, expenses (including, without limitation, attorney's fees and court costs), damages, actions or causes of action arising from, on account of or in connection with the performance by such person of his duties in such capacity, other than such of the foregoing arising from, on account of or in connection with the willful neglect or willful misconduct of such person.

         11.4     Duties of the Plan Administrator.

                  (a) The Plan Administrator shall advise the Trustee with respect to all payments under the terms of the Plan and shall direct the Trustee in writing to make such payments from the Fund; provided, however, in no event shall the Trustee make such payments if the Trustee has actual knowledge that such payments are contrary to the terms of the Plan and the Trust.

                  (b) The Plan Administrator shall from time to time establish rules, not contrary to the provisions of the Plan and the Trust, for the administration of the Plan and the transaction of its business. All elections and designations under the Plan by a Participant or Beneficiary shall be made on forms prescribed by the Plan Administrator. The Plan Administrator shall have discretionary authority to construe the terms of the Plan and shall determine all questions arising in the administration, interpretation and application of the Plan, including, but not limited to, those concerning eligibility for benefits and it shall not act so as to discriminate in favor of any person. All determinations of the Plan Administrator shall be conclusive and binding on all Employees, Participants, Beneficiaries and Fiduciaries, subject to the provisions of the Plan and the Trust and subject to applicable law.

                  (c) The Plan Administrator shall furnish Participants and Beneficiaries with all disclosures now or hereafter required by ERISA or the Code. The Plan Administrator shall file, as required, the various reports and disclosures concerning the Plan and its operations as required by ERISA and by the Code, and shall be solely responsible for establishing and maintaining all records of the Plan and the Trust.

                  (d) The statement of specific duties for a Plan Administrator in this Section is not in derogation of any other duties which a Plan Administrator has under the provisions of the Plan or the Trust or under applicable law.

         11.5 Investment Manager. The Primary Sponsor may, by action in writing provided to the Trustee, appoint an Investment Manager. Any Investment Manager may be removed in the same manner in which appointed, and in the event of any removal, the Investment Manager shall, as soon as possible, but in no event more than thirty (30) days after notice of removal, turn over all assets managed by it to the Trustee or to any successor Investment Manager appointed, and shall make a full accounting to the Primary Sponsor with respect to all assets managed by it since its appointment as an Investment Manager.

         11.6 Investment Committee. The Primary Sponsor may, by action in writing certified by notice to the Trustee, appoint an Investment Committee. The Primary Sponsor shall have the right to remove any person on the Investment Committee at any time by notice in writing to such person. A person on the Investment Committee may resign at any time by written notice of resignation to the Primary Sponsor. Upon such removal or resignation, or in the event of the death of a person on the Investment Committee, the Primary Sponsor may appoint a successor. Until a successor has been appointed, the remaining persons on the Investment Committee may continue to act as the Investment Committee.

         11.7 Action by a Plan Sponsor. Any action to be taken by a Plan Sponsor shall be taken by persons duly authorized by the Plan Sponsor, except, subject to Section 16.1, amendments to, termination of, or termination of a Plan Sponsor participation in, the Plan or the Trust, or the determination of the basis of any Plan Sponsor contributions, may be made only to the extent authorized by written resolution or written direction of the board of directors or appropriate governing body. Nothing herein shall be construed to prohibit the board of directors or appropriate governing body from delegating to any officer or other appropriate person of a Plan Sponsor the authority to take any such actions as may be specified in such resolution or written direction.


                                   ARTICLE 12
                             CLAIM REVIEW PROCEDURE

         12.1 Notice of Denial. If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to the claimant written notice of the denial within ninety (90) days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall the extension exceed a period of ninety
(90) days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render the final decision.

         12.2 Contents of Notice of Denial. If a Participant or Beneficiary is denied a claim for benefits under a Plan, the Plan Administrator shall provide to such claimant written notice of the denial which shall set forth:

                  (a)      the specific reasons for the denial;

                  (b) specific references to the pertinent provisions of the Plan on which the denial is based;

                  (c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) an explanation of the Plan's claim review procedures, and the time limits applicable to such procedures, including a statement of the claimant's right to bring a civil action under Sections 502(a) of ERISA following an adverse benefit determination on review.

         12.3 Right to Review. After receiving written notice of the denial of a claim or that a domestic relations order is a qualified domestic relations order, a claimant or his representative shall be entitled to:

                  (a) request a full and fair review of the denial of the claim or determination that a domestic relations order is a qualified domestic relations order by written application to the Plan Administrator;

                  (b) request, free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claim;

                  (c) submit written comments, documents, records, and other information relating to the denied claim to the Plan Administrator; and

                  (d) a review that takes into account all comments, documents, records, and other information submitted by the claimant relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

         12.4 Application for Review. If the claimant wishes such a review of the decision denying his claim to benefits under the Plan or if a claimant wishes to appeal a decision that a domestic relations order is a qualified domestic relations order, the claimant must deliver such written application to the Plan Administrator within sixty
(60) days after receiving written notice of the denial or notice that the domestic relations order is a qualified domestic relations order. Delivery shall be considered effective only upon actual receipt by the Plan Administrator.

         12.5 Hearing. Upon receiving such written application for review, the Plan Administrator may schedule a hearing for purposes of reviewing the claimant's claim, which hearing shall take place not more than thirty (30) days from the date on which the Plan Administrator received such written application for review.

         12.6 Notice of Hearing. At least ten (10) days prior to the scheduled hearing, the claimant and his representative designated in writing by him, if any, shall receive written notice of the date, time, and place of such scheduled hearing. The claimant or his representative, if any, may request that the hearing be rescheduled, for his convenience, on another reasonable date or at another reasonable time or place.

         12.7 Counsel. All claimants requesting a review of the decision denying their claim for benefits may employ counsel for purposes of the hearing.

         12.8 Decision on Review. No later than sixty (60) days following the receipt of the written application for review, the Plan Administrator shall submit its decision on the review in writing to the claimant and to his representative, if any, unless the Plan Administrator determines that special circumstances (such as the need to hold a hearing) require an extension of time, to a day no later than one-hundred twenty (120) days after the date of receipt of the written application for review. If the Plan Administrator determines that the extension of time is required, the Plan Administrator shall furnish to the claimant written notice of the extension before the expiration of the initial sixty (60) day period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render its decision on the review. In the case of a decision adverse to the claimant, the decision shall include:

                  (a)      specific reasons for the decision;

                  (b) specific references to the pertinent provisions of the Plan on which the decision is based;

                  (c) a statement that the claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

                  (d) a statement of the claimant's right to bring an action under Section 502(a) of ERISA.

                                   ARTICLE 13
          ANTI-ALIENATION, INCOMPETENT DISTRIBUTEE & UNCLAIMED PAYMENTS

         13.1 Anti-Alienation. No benefit which shall be payable under the Plan to any person shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person, nor shall it be subject to attachment or legal process for, or against, such person, and the same shall not be recognized under the Plan, except to such extent as may be required by law. Notwithstanding the above, this Section shall not apply to a "qualified domestic relations order" (as defined in Code Section 414(p)), and benefits may be paid pursuant to the provisions of such an order. The Plan Administrator shall develop procedures (in accordance with applicable federal regulations) to determine whether a domestic relations order is qualified, and, if so, the method and the procedures for complying therewith. In addition, a distribution to an Alternate Payee shall be permitted if such distribution is authorized by a qualified domestic relations order, but no earlier than the date the affected Participant separates from service or reaches the "earliest retirement age" (as defined in Code Section 414(p)), or upon the death or Disability of the Alternate Payee. Any distribution made to an Alternate Payee shall be made in accordance with the provisions of Article 10.

         13.2 Exception to Anti-Alienation. Notwithstanding any other provision of the Plan, effective August 5, 1997, the benefit of a Participant shall be subject to legal process and may be assigned, alienated or attached pursuant to a court judgment or settlement provided:

                  (a) such Participant is ordered or required to pay the Plan in accordance with the following:

                           (1) a judgment or conviction for a crime involving the Plan;

                           (2) a civil judgment entered by a court in an action brought in connection with a violation of part 4 of subtitle B of Title I of ERISA; or

                           (3)      a settlement agreement between such
                  Participant and the Secretary of Labor, in connection with a violation (or alleged violation) of part 4 of subtitle B of Title I of ERISA by a fiduciary or any other person; and

                  (b) the judgment, order, decree, or settlement agreement shall expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against such Participant's benefits under the Plan.

         13.3 Minors and Incompetents. Whenever any benefit which shall be payable under the Plan is to be paid to or for the benefit of any person who is then a minor or determined to be incompetent by qualified medical advice, the Plan Administrator need not require the appointment of a guardian or custodian, but shall be authorized to cause the same to be paid over to the person having custody of such minor or incompetent, or to cause the same to be paid to such minor or incompetent without the intervention of a guardian or custodian, or to cause the same to be paid to a legal guardian or custodian of such minor or incompetent if one has been appointed or to cause the same to be used for the benefit of such minor or incompetent.

         13.4 Missing Participants. If the Plan Administrator cannot ascertain the whereabouts of any Participant to whom a payment is due under the Plan, the Plan Administrator may direct that the payment and all remaining payments otherwise due to the Participant be cancelled on the records of the Plan and the amount thereof applied as a forfeiture in accordance with Plan provisions except that, in the event the Participant later notifies the Plan Administrator of his whereabouts and requests the payments due to him under the Plan, the forfeited amount shall be restored either from Trust income or by a special contribution by the Plan Sponsor to the Plan, as determined by the Plan Administrator, in an amount equal to the payment to be paid to the Participants.


                                   ARTICLE 14
                          PROHIBITION AGAINST DIVERSION

         At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Participants or their Beneficiaries, subject, however, to the payment of all taxes and administrative expenses and subject to the provisions of the Plan with respect to returns of contributions. Expenses incurred in the administration of the Plan shall be paid from the Trust, to the extent permitted by ERISA, unless such expenses are paid by the Plan Sponsor; provided, further, that the Plan Sponsor may be reimbursed by the Fund, to the extent permitted by ERISA, for Plan expenses originally paid by the Plan Sponsor.


                                   ARTICLE 15
                              LIMITATION OF RIGHTS

         Participation in the Plan shall not give any Employee any right or claim except to the extent that such right is specifically fixed under the terms of the Plan. The adoption of the Plan and the Trust by any Plan Sponsor shall not be construed to give any Employee a right to be continued in the employ of a Plan Sponsor or as interfering with the right of a Plan Sponsor to terminate the employment of any Employee at any time.


                                   ARTICLE 16
                       AMENDMENT TO OR TERMINATION OF THE
                               PLAN AND THE TRUST

         16.1 Right of Primary Sponsor to Amend or Terminate. The Primary Sponsor reserves the right at any time to modify or amend or terminate the Plan or the Trust in whole or in part; provided, however, that the Primary Sponsor shall have no power to modify or amend the Plan in such manner as would cause or permit any portion of the funds held under a Plan to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or as would cause or permit any portion of a fund held under the Plan to become the property of a Plan Sponsor; and provided further, that the duties or liabilities of the Trustee shall not be increased without its written consent. No such modifications or amendments shall have the effect of retroactively changing or depriving Participants or Beneficiaries of rights already accrued under the Plan. No Plan Sponsor other than the Primary Sponsor shall have the right to so modify, amend or terminate the Plan or the Trust. Notwithstanding the foregoing, each Plan Sponsor may terminate its own participation in the Plan and Trust pursuant to the Plan.

         16.2 Right of Plan Sponsor to Terminate Participation. Each Plan Sponsor other than the Primary Sponsor shall have the right to terminate its participation in the Plan and Trust by resolution of its board of directors or other appropriate governing body and notice in writing to the Primary Sponsor and the Trustee unless such termination would result in the disqualification of the Plan or the Trust or would adversely affect the exempt status of the Plan or the Trust as to any other Plan Sponsor. If contributions by or on behalf of a Plan Sponsor are completely terminated, the Plan and Trust shall be deemed terminated as to such Plan Sponsor. Any termination by a Plan Sponsor, shall not be a termination as to any other Plan Sponsor.

         16.3     Plan Termination.

                  (a) If the Plan is terminated by the Primary Sponsor or if contributions to the Trust should be permanently discontinued, it shall terminate as to all Plan Sponsors and the Fund shall be used, subject to the payment of expenses and taxes, for the benefit of Participants and Beneficiaries, and for no other purposes, and the Account of each affected Participant shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

                  (b) In the event of the partial termination of the Plan, each affected Participant's Account shall be fully vested and nonforfeitable, notwithstanding the provisions of the Section of the Plan which sets forth the vesting schedule.

         16.4 Payments Upon Plan Termination. In the event of the termination of the Plan or the Trust with respect to a Plan Sponsor, the Accounts of the Participants with respect to the Plan as adopted by such Plan Sponsor shall be distributed in accordance with the applicable distribution provisions of the Plan pursuant to the instructions of the Plan Administrator; provided that the Trustee shall not be required to make any distribution until it receives a copy of an Internal Revenue Service determination letter to the effect that the termination does not affect the qualified status of the Plan or the exempt status of the Trust or, in the event that such letter is applied for and is not issued, until the Trustee is reasonably satisfied that adequate provision has been made for the payment of all taxes which may be due and owing by the Trust.

         16.5 Plan Merger. In the case of any merger or consolidation of the Plan with, or any transfer of the assets or liabilities of the Plan to, any other plan qualified under Code Section 401, the terms of the merger, consolidation or transfer shall be such that each Participant would receive (in the event of termination of the Plan or its successor immediately thereafter) a benefit which is no less than the benefit which the Participant would have received in the event of termination of the Plan immediately before the merger, consolidation or transfer.

         16.6 Optional Benefits. Notwithstanding any other provision of the Plan, an amendment to the Plan -

                  (a) which eliminates or reduces an early retirement benefit, if any, or which eliminates or reduces a retirement-type subsidy (as defined in regulations issued by the Department of the Treasury), if any, or

                  (b) which eliminates an optional form of benefit (except to the extent otherwise provided in Treasury Regulations)

shall not be effective with respect to benefits attributable to service before the amendment is adopted. In the case of a retirement-type subsidy described in Subsection (a) above, this Section shall be applicable only to a Participant who satisfies, either before or after the amendment, the preamendment conditions for the subsidy. This prohibition on the elimination of optional benefits shall not apply to the elimination of optional forms of benefit which is permitted under Code Section 411(d)(6) and Treasury Regulations Section 1.411(d)(6)-4.


                                   ARTICLE 17
                         ADOPTION OF PLAN BY AFFILIATES

         Any corporation or other business entity related to the Primary Sponsor by function or operation and any Affiliate, if the corporation, business entity or Affiliate is authorized to do so by written direction adopted by the Board of Directors, may adopt the Plan and the related Trust by action of the board of directors or other appropriate governing body of such corporation, business entity or Affiliate. Any adoption shall be evidenced by certified copies of the resolutions of the foregoing board of directors or governing body indicating the adoption and by the execution of the Trust by the adopting corporation, or business entity or Affiliate. The resolution shall state and define the effective date of the adoption of the Plan by the Plan Sponsor and, for the purpose of Code Section 415, the "limitation year" as to such Plan Sponsor. Notwithstanding the foregoing, however, if the Plan and Trust as adopted by an Affiliate or other corporation or business entity under the foregoing provisions shall fail to receive the initial approval of the Internal Revenue Service as a qualified Plan and Trust under Code Sections 401(a) and 501(a), any contributions by the Affiliate or other corporation or business entity after payment of all expenses will be returned to such Plan Sponsor free of any trust, and the Plan and Trust shall terminate, as to the adopting Affiliate or other corporation or business entity.


                                   ARTICLE 18
                    QUALIFICATION AND RETURN OF CONTRIBUTIONS

         18.1 Initial Qualification Failure. If the Plan and the related Trust fail to receive the initial approval of the Internal Revenue Service as a qualified plan and trust, within one (1) year after the date of denial of qualification

                  (a) the contribution of a Plan Sponsor after payment of all expenses will be returned to a Plan Sponsor free of the Plan and Trust,

                  (b) contributions made by a Participant shall be returned to the Participant who made the contributions, and

                  (c)      the Plan and Trust shall thereupon terminate.

         18.2 Deductibility. All Plan Sponsor contributions to the Plan are contingent upon deductibility. To the extent permitted by the Code and other applicable laws and regulations thereunder, upon a Plan Sponsor's request, a contribution which was made by reason of a mistake of fact or which was nondeductible under Code Section 404, shall be returned to a Plan Sponsor within one (1) year after the payment of the contribution, or the disallowance of the deduction (to the extent disallowed), whichever is applicable. In the event of a contribution which was made by reason of a mistake of fact or which was nondeductible, the amount to be returned to the Plan Sponsor shall be the excess of the contribution above the amount that would have been contributed had the mistake of fact or the mistake in determining the deduction not occurred, less any net loss attributable to the excess. Any net income attributable to the excess shall not be returned to the Plan Sponsor. No return of any portion of the excess shall be made to the Plan Sponsor if the return would cause the balance in a Participant's Account to be less than the balance would have been had the mistaken contribution not been made.


                                   ARTICLE 19
                      INCORPORATION OF SPECIAL LIMITATIONS

         Appendices A, B, and C to the Plan, attached hereto, are incorporated by reference and the provisions of the same shall apply notwithstanding anything to the contrary contained herein.



         IN WITNESS WHEREOF, the Primary Sponsor and the participating Plan Sponsor have caused this indenture to be executed as of the date first above written.

                                 INGLES MARKETS, INCORPORATED

                                 By:  /s/ Brenda S. Tudor
                                      -----------------------------------------
                                 Title: Vice President-Finance
                                        ---------------------------------------

                                 MILKCO, INC.

                                 By:  /s/ Charles L. Gaither
                                    -------------------------------------------
                                 Title: President
                                        ---------------------------------------

                                   APPENDIX A
                            LIMITATION ON ALLOCATIONS


                                   SECTION 1
                            LIMIT ON ANNUAL ADDITION

         (a) For Plan Years beginning before September 29, 2002, the Annual Addition for any Participant for any one Limitation Year may not exceed the lesser of:

                  (i)      $30,000, as adjusted under Code Section 415(d); or

                  (ii) twenty-five percent (25%) of the Participant's Compensation.

         (b) For Plan Years beginning on or after September 29, 2002, except to the extent permitted under Section 3.1(c) and Code Section 414(v), the Annual Addition for any Participant for any one Limitation Year may not exceed the lesser of:

                  (i) $40,000, as adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury; or

                  (ii) one hundred percent (100%) of the Participant's Compensation.

                  (iii) In the event a change in the Limitation Year results in a short limitation period, the amount in subsection (b)(i) of this Section shall be multiplied by a fraction, the numerator of which is the number of months (including fractions thereof) in the short limitation period and the denominator of which is twelve (12), for the short limitation period. For the Plan Year beginning September 29, 2002 and ending December 31, 2002, the amount in Subsection (a) shall be equal to $10,111 ($40,000 multiplied by the fraction 3.0333/12).


                                   SECTION 2
                                   DEFINITIONS

         For the purposes of this Appendix A, the following definitions shall apply:

         (a) The term "Annual Addition" for any Participant means for any Limitation Year, the sum of certain Plan Sponsor, Affiliate, and Participant contributions, forfeitures, as determined in Code Section 415(c)(2) in effect for that Limitation Year. Participant contributions shall be determined without regard to Rollover Amounts, employee contributions to a simplified employee pension which are excludable from gross income under Code Section 408(k)(6), and catch-up contributions as described in Code Section 414(v).

         (b) The term "Affiliate" shall have the same meaning as such term is given in Section 1.2 except that the definition of Affiliate (within the meaning of Code Sections 414(b) and (c)) shall be as modified by Code Section 415(h).

         (c) For purposes of determining the Participant's Compensation under this Appendix A, the definition in Section 1.12 shall apply, except that the definition of Affiliate (within the meaning of Code Sections 414(b) and (c)) shall be modified by Code Section 415(h).

         (d) For purposes of this Appendix A, the term "Limitation Year" shall mean a Plan Year unless a Plan Sponsor elects, by adoption of a written resolution, to use any other twelve month period adopted in accordance with regulations issued by the Secretary of the Treasury. For the short Plan Year beginning September 29, 2002 and ending December 31, 2002, the Limitation Year shall be this short Plan Year.


                                   SECTION 3
                            COMBINED PLAN LIMITATION

         Effective until September 30, 2000, in the event that a Plan Sponsor or an Affiliate maintains a defined benefit plan under which a Participant also participates, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year for any Participant may not exceed 1.0.

                  (a) The Defined Benefit Plan Fraction for any Limitation Year is a fraction:

                           (i) the numerator of which is the projected annual benefit of the Participant under the defined benefit plan (determined as of the close of such year); and

                           (ii)     the denominator of which is the lesser of

                                    (A)      the product of 1.25, multiplied by
                           the maximum annual benefit allowable under Code
                           Section 415(b)(1)(A), or

                                    (B)     the product of

                                            (I)      1.4, multiplied by

                                            (II)      the maximum amount which
                                    may be taken into account under Section
                                    415(b)(1)(B) of the Code with respect to the Participant under the defined benefit plan for the Limitation Year (determined as of the close of the Limitation Year).

                  (b) The Defined Contribution Plan Fraction for any Limitation Year is a fraction:

                           (i) the numerator of which is the sum of a Participant's Annual Additions as of the close of the Limitation Year; and

                           (ii) the denominator of which is the sum of the lesser of the following amounts determined for the Limitation Year and for all prior Limitation Years during which the Participant was employed by a Plan Sponsor or an Affiliate:

                                    (A)      the product of 1.25, multiplied by
                           the dollar limitation in effect under Code Section 415(c)(1)(A) for the Limitation Year (determined without regard to Section 415(c)(6) of the Code); or

                                    (B)     the product of

                                            (I)      1.4, multiplied by

                                            (II)      the amount which may be
                                    taken into account under Code Section
                                    415(c)(1)(B) (or Code Section 415(c)(7), if
                                    applicable) with respect to the Participant for the Limitation Year.


                                   SECTION 4
                              AGGREGATION OF PLANS

          For purposes of applying the limitations of this Appendix A, all defined contribution plans maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined contribution plan, and all defined benefit plans now or previously maintained or deemed to be maintained by a Plan Sponsor shall be treated as one defined benefit plan. In the event any of the actions to be taken pursuant to Section 6 of this Appendix A or pursuant to any language of similar import in another defined contribution plan are required to be taken as a result of the annual additions of a Participant exceeding the limitations set forth in Section 1 of this Appendix A, because of the Participant's participation in more than one defined contribution plan, the actions shall be taken first with regard to this Plan.


                                   SECTION 5
                      CORRECTION OF EXCESS ANNUAL ADDITIONS

                  (a)      An "Excess Annual Addition" shall be:

                           (i) that amount allocated to a Participant's Account in excess of the limitations set forth in Section 1 above, as a result of the allocation of forfeitures to the Account of a Participant, a reasonable error in estimating the Participant's Compensation, a reasonable error in determining the amount of Elective Deferrals, or other similar circumstances;

                           (ii) that amount allocated to a Participant's Account in excess of the limitations set forth in Section 3 above (after any reductions in the benefits or

                  Annual Additions in any other plan required to be aggregated with this Plan under Section 5).

                  (b) A Participant's Annual Addition shall be reduced by distributing to the Participant the lesser of :

                           (i)      the amount of the Excess Annual Addition, or

                           (ii) the contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section 3.1 with respect to which no contribution is made under Section 3.2;

                  (c) If further reduction is necessary, the Participant's Annual Addition shall be further reduced by distributing to the Participant an amount equal to contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section 3.1 and contributions of the Plan Sponsor thereon pursuant to Section 3.2 (including forfeitures) shall be reduced in the amount of the remaining excess. The amount of the reduction under Section 3.1 shall be distributed to the Participant. The amount of the reduction under Section 3.2 shall be reallocated to the Employer Match Accounts of Participants who are not affected by the limitation in the same proportion as the contribution of the Plan Sponsor for the year is allocated under Section 3.2 to the Accounts of such Participants;

                  (d) If further reduction is necessary, contributions made by the Plan Sponsor on behalf of the Participant pursuant to Section
         3.3 shall be reduced in the amount of the remaining excess. The amount of the reduction shall be reallocated to the Accounts of Participants who are not affected by the limitations in the same proportion as the contribution of the Plan Sponsor for the year is allocated under
         Section 3.3 to the Accounts of such Participants; and

                  (e) If further reduction is necessary, forfeitures allocated to the Participant's Account shall be reduced by the amount of the remaining excess. The amount of the reduction shall be reallocated to the Employer Profit Sharing Accounts of Participants who are not affected by the limitations in the same proportions as the contributions of the Plan Sponsor for the Plan Year are allocated to the Employer Profit Sharing Accounts of such Participants;

                  (f) If the contribution of the Plan Sponsor and forfeitures would cause the annual additions to exceed the limitations set forth herein with respect to all Participants under the Plan, the portion of such contribution and forfeitures in excess of the limitations shall be segregated in a suspense account. While the suspense account is maintained, (i) no Plan Sponsor contributions under the Plan shall be made which would be precluded by this Appendix A,
         (ii) income, gains and loses of the Fund shall not be allocated to such suspense account and (iii) amounts in the suspense account shall be allocated in subsequent Limitation Years as Plan Sponsor contributions and forfeitures under the Plan as of each Valuation Date on which Plan Sponsor contributions may be allocated for each such Limitation Year until the suspense account is exhausted. In the event of the termination of the Plan, the amounts in the suspense account shall be returned to the Plan Sponsor to the extent that such amounts may not then be allocated to Participants' Accounts.

                  (g) Notwithstanding anything contained in the Plan to the contrary, the Plan Administrator may modify the provisions of this
         Section 6 with respect to reduction of the Participant's accounts in accordance with such procedures as the Plan Administrator may establish with respect to catch-up contributions described in Code Section 414(v).

                                   APPENDIX B
                              TOP-HEAVY PROVISIONS


                                   SECTION 1
                                   DEFINITIONS

         As used in this Appendix B, the following words shall have the following meanings:

                  (a) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year, or, in the case of the first Plan Year, means the last day of the first Plan Year.

                  (b) "Key Employee" means an Employee or former Employee (including a Beneficiary of a Key Employee or former Key Employee) who at any time during the Plan Year containing the Determination Date or, for Plan Years beginning before September 29, 2002, any of the four (4) preceding Plan Years:

                           (i) Was at any time an includible officer of the Plan Sponsor or of any Affiliate. Includible officers include:

                                    (A)      For Plan Years beginning before
                           September 29, 2002, any officer whose Compensation was greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which the Plan Year ends.

                                    (B)      For Plan Years beginning on or
                           after September 29, 2002, any officer whose Compensation was greater than $130,000 (adjusted for changes in the cost of living as provided in regulations issued by the Secretary of the Treasury for Plan Years beginning after December 31, 2002)..

                                    (C)      For all Plan Years under this
                           Appendix B, the term "officer" means an
                           administrative executive in regular and continual service to the Plan Sponsor or Affiliate; provided, however, that in no event shall the number of officers exceed the lesser of:

                                            (I)      fifty (50) Employees; or

                                            (II)      the greater of three (3)
                                    Employees or ten percent (10%) of the number of Employees during the Plan Year, with any non-integer being increased to the next integer.

                           If for any year no officer of the Plan Sponsor is an
                  includible officer, the highest paid officer of the Plan Sponsor for the Plan Year shall be considered an officer for purposes of this Subparagraph (b)(i);

                           (ii) For Plan Years beginning before September 29, 2002, one of the ten (10) Employees owning both (A) more than one-half percent (1/2%) of the outstanding stock of the Plan Sponsor or an Affiliate, more than one-half percent (1/2%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, or more than one-half percent (1/2%) of the capital or profits interest in the Plan Sponsor or an Affiliate, and (B) the largest percentage ownership interests in the Plan Sponsor or any of its Affiliates, and whose Compensation is equal to or greater than the amount in effect under Section l(a) of Appendix A to the Plan for the calendar year in which the Determination Date falls; or

                           (iii) An owner of more than five percent (5%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than five percent (5%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate; or

                           (iv) An owner of more than one percent (1%) of the outstanding stock of the Plan Sponsor or an Affiliate or more than one percent (1%) of the total combined voting power of all stock of the Plan Sponsor or an Affiliate, and who in such Plan Year had Compensation from the Plan Sponsor and all of its Affiliates of more than $150,000.

         Employees other than Key Employees are sometimes referred to in this Appendix B, as "non-key employees."

                  (c)      "Required Aggregation Group" means:

                           (i) each plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) in which a Key Employee is a participant, and

                           (ii) each other plan of the Plan Sponsor and its Affiliates which qualifies under Code Section 401 (a) and which enables any plan described in Subsection (a) of this Section to meet the requirements of Section 401(a)(4) or 410 of the Code.

                  (d)      (i)       "Top-Heavy" means:

                                    (A)      if the Plan is not included in a
                           Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                             (I)      the present value of the
                                    cumulative Accounts (excluding Catch-Up
                                    Contributions for the current Plan Year) under the Plan for all Key Employees exceeds sixty percent (60%) of the present value of the cumulative Accounts (excluding Catch-Up Contributions for the current Plan Year) under the Plan for all Participants; and

                                            (II)      the Plan, when included in
                                    every potential combination, if any, with any or all of:

                                                     (aa)     any Required
                                             Aggregation Group, and

                                                     (bb)     any plan of the
                                             Plan Sponsor which is not part of
                                             any Required Aggregation Group and
                                             which qualifies under Code Section
                                             401 (a)

                                    is part of a Top-Heavy Group (as defined in Paragraph (ii) of this Subsection); and

                                    (B)      if the Plan is included in a
                           Required Aggregation Group, the Plan's condition in a Plan Year for which, as of the Determination Date:

                                             (I)      the Required Aggregation
                                    Group is a Top-Heavy Group (as defined in Paragraph (2) of this Subsection); and

                                            (II)      the Required Aggregation
                                    Group, when included in every potential
                                    combination, if any, with any or all of the plans of the Plan Sponsor and its Affiliates which are not part of the Required Aggregation Group and which qualify under Code Section 401(a), is part of a Top-Heavy Group (as defined in Paragraph (2) of this Subsection).

                                    (C)      For purposes of Subparagraphs (A)
                           (II) and (B)(II) of this Paragraph (i), any combination of plans must satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

                           (ii) A group shall be deemed to be a Top-Heavy Group if:

                                    (A)      the sum, as of the Determination
                           Date, of the present value of the cumulative accrued benefits for all Key Employees under all plans included in such group exceeds

                                    (B)      sixty percent (60%) of a similar
                           sum determined for all participants in such plans.

                           (iii)    (A)      For purposes of this Section, the
                           present value of the accrued benefit for any participant in a defined contribution plan as of any Determination Date or last day of a plan year shall be the sum of:

                                            (I)       as to any defined
                                    contribution plan other than a simplified employee pension, the account balance as of the most recent valuation date occurring within the plan year ending on the Determination Date or last day of a plan year, and

                                            (II)     as to any simplified
                                    employee pension, the aggregate employer contributions, and

                                            (III)     an adjustment for
                                    contributions due as of the Determination
                                    Date or last day of a plan year.

                           In the case of a plan that is not subject to the minimum funding requirements of Code Section 412, the adjustment in Clause (III) of this Subparagraph (A) shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date or last day of the plan year to the extent not included under Clause (I) or (II) of this Subparagraph (A); provided, however, that in the first plan year of the plan, the adjustment in Clause
                           (III) of this Subparagraph (A) shall also reflect the amount of any contributions made thereafter that are allocated as of a date in such first plan year. In the case of a plan that is subject to the minimum funding requirements, the account balance in Clause
                           (I) and the aggregate contributions in Clause (II) of this Subparagraph (A) shall include contributions that would be allocated as of a date not later than the Determination Date or last day of a plan year, even though those amounts are not yet required to be contributed, and the adjustment in Clause (III) of this Subparagraph (A) shall be the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in Code Section 412(c)(10) to the extent not included under Clause (I) or (II) of this Subparagraph (A).

                                    (B)      For purposes of this Subsection,
                           the present value of the accrued benefit for any participant in a defined benefit plan as of any Determination Date or last day of a plan year must be determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date or last day of a plan year as if such participant terminated as of such valuation date; provided, however, that in the first plan year of a plan, the present value of the accrued benefit for a current participant must be determined either
                           (I) as if the participant terminated service as of the Determination Date or last day of a plan year or
                           (II) as if the participant terminated service as of such valuation date, but taking into account the estimated accrued benefit as of the Determination Date or last day of a plan year. For purposes of this Subparagraph (B), the valuation date must be the same valuation date used for computing plan costs for minimum funding, regardless of whether a valuation is performed that year. The actuarial assumptions utilized in calculating the present value of the accrued benefit for any participant in a defined benefit plan for purposes of this Subparagraph (B) shall be established by the Plan Administrator after consultation with the actuary for the plan, and shall be reasonable in the aggregate and shall comport with the requirements set forth by the Internal Revenue Service in Q&A T-26 and T-27 of Regulation Section 1.416-1.

                                    (C)      For purposes of determining the
                           present value of the cumulative accrued benefit under a plan for any participant in accordance with this Subsection, the present value shall be increased by the aggregate distributions made with respect to the participant (including distributions paid on account of death to the extent they do not exceed the present value of the cumulative accrued benefit existing immediately prior to death) under each plan being considered, and under any terminated plan which if it had not been terminated would have been in a Required Aggregation Group with the Plan, during the 5-year period (or, for Plan Years beginning on or after September 29, 2002, one-year period) ending on the Determination Date or last day of the plan year that falls within the calendar year in which the Determination Date falls. For Plan Years beginning after September 29, 2002, in the case of a distribution made with respect to a Participant for a reason other than separation from service, death, or disability, this provision shall be applied by substituting a 5-year period for the one-year period.

                                    (D)      For purposes of this Paragraph
                           (iii), participant contributions which are deductible as "qualified retirement contributions" within the meaning of Code Section 219 or any successor, as adjusted to reflect income, gains, losses, and other credits or charges attributable thereto, shall not be considered to be part of the accrued benefits under any plan.

                                    (E)      For purposes of this Paragraph
                           (iii), if any employee is not a Key Employee with respect to any plan for any plan year, but such employee was a Key Employee with respect to such plan for any prior plan year, any accrued benefit for such employee shall not be taken into account.

                                    (F)      For purposes of this Paragraph
                           (iii), if any employee has not performed any service for any Plan Sponsor or Affiliate maintaining the plan during the five-year period (or, for Plan Years beginning on or after September 29, 2002, the one-year period) ending on the Determination Date, any accrued benefit for that employee shall not be taken into account.

                                    (G)      (I)      In the case of an
                                    "unrelated rollover" (as defined below)
                                    between plans which qualify under Code
                                    Section 401(a), (a) the plan providing the distribution shall count the distribution as a distribution under Subparagraph (C) of this Paragraph (iii), and (b) the plan accepting the distribution shall not consider the distribution part of the accrued benefit under this Section; and

                                            (II)      in the case of a "related
                                    rollover" (as defined below) between plans which qualify under Code Section 401(a), the plan providing the distribution shall not count the distribution as a distribution under Subparagraph (C) of this Paragraph (iii), and the plan accepting the distribution shall consider the distribution part of the accrued benefit under this Section.

                                    For purposes of this Subparagraph (G), an "unrelated rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is both initiated by the participant and made from a plan maintained by one employer to a plan maintained by another employer where the employers are not Affiliates. For purposes of this Subparagraph (G), a "related rollover" is a rollover as defined in Code Section 402(c)(4) or 408(d)(3) or a plan-to-plan transfer which is either not initiated by the participant or made to a plan maintained by the employer or an Affiliate.


                                   SECTION 2
                             TOP-HEAVY CONTRIBUTION

                  (a) Notwithstanding anything contained in the Plan to the contrary, except as otherwise provided in Subsection (b) of this Section, in any Plan Year during which the Plan is Top-Heavy, allocations of Plan Sponsor contributions and forfeitures for the Plan Year for the Account of each Participant who is not a Key Employee and who has not separated from service with the Plan Sponsor prior to the end of the Plan Year shall not be less than three percent (3%) of the Participant's Compensation. For purposes of this Subsection, an allocation to a Participant's Account resulting from any Plan Sponsor contribution attributable to a salary reduction or similar arrangement shall not be taken into account.

                  (b)      (i)      The percentage referred to in Subsection (a)
                  of this Section for any Plan Year shall not exceed the percentage at which allocations are made or required to be made under the Plan for the Plan Year for the Key Employee for whom the percentage is highest for the Plan Year. For purposes of this Paragraph, an allocation to the Account of a Key Employee resulting from any Plan Sponsor contribution attributable to a salary reduction or similar agreement shall be taken into account, but an allocation that constitutes a Catch-Up Contribution shall not be taken into account.

                           (ii) For purposes of this Subsection (b), all defined contribution plans which are members of a Required Aggregation Group shall be treated as part of the Plan.

                           (iii) This Subsection (b) shall not apply to any plan which is a member of a Required Aggregation Group if the plan enables a defined benefit plan which is a member of the Required Aggregation Group to meet the requirements of Code
                  Section 401(a)(4) or 410.

                           (iv) If the Plan Sponsor maintains a defined benefit plan which is qualified under Code Section 401(a) and which would be Top-Heavy within the meaning of the Plan for its plan year ending within or coincident with the Plan Year, no allocation shall be made pursuant to Subsection (a) of this Section on behalf of any Participant who participates in the defined benefit plan and acquires a year of service within the meaning of paragraphs (4), (5) and (6) of Code Section 411(a) under the defined benefit plan for the plan year, if the defined benefit plan provides generally that the accrued benefit of the Participant when expressed as an annual retirement benefit shall not, when expressed as a percentage of the Participant's Compensation, be less than the lesser of
                  (A) two percent (2%) multiplied by the number of such years of service in plan years during which such plan was Top-Heavy, or
                  (B) twenty percent (20%).


                                   SECTION 3
                            COMBINED PLAN LIMITATION

         Effective until September 30, 2000, in any limitation year (as defined in Section 4 of Appendix A to the Plan) which contains any portion of a Plan Year in which the Plan is Top-Heavy, the number "1.0" shall be substituted for the number "1.25" in Section 3 of Appendix A to the Plan.


                                   SECTION 4
                           TOP-HEAVY VESTING SCHEDULE

         Notwithstanding anything contained in the Plan to the contrary, in any Plan Year during which the Plan is Top-Heavy, a Participant's interest in his Account shall not vest at any rate which is slower than the following schedule, effective as of the first day of that Plan Year:

                       Full Years of                          Percentage
                      Vesting Service                           Vested
                      ---------------                           ------
                        Less than 2                                0%
                             2                                    20%
                             3                                    40%
                             4                                    60%
                             5                                    80%
                         6 or more                                100%

The Schedule set forth above in this Section 4 shall be inapplicable to a Participant who has failed to perform an Hour of Service after the Determination Date on which the Plan has become Top-Heavy. When the Plan ceases to be Top-Heavy, the Schedule set forth above in this Section 4 shall cease to apply; provided however, that the provisions of the Section dealing with changes in the vesting schedule shall apply.

                                   APPENDIX C
                         SPECIAL NONDISCRIMINATION RULES


                                    SECTION 1
                                   DEFINITIONS

As used in this Appendix, the following words shall have the following meanings:

         (a) "Actual Deferral Percentage" shall mean the percentage as determined in Section 2(b) below.

         (b) "Actual Contribution Percentage" shall mean the percentage as determined in Section 5(b) below.

         (c) "Eligible Participant" means a Participant who is an Employee during the Plan Year.

         (d) "Highly Compensated Eligible Participant" means any Eligible Participant who is a Highly Compensated Employee.

         (e) "Matching Contribution" means any contribution made by a Plan Sponsor to the Employer Matching Contribution Account and any other contributions made to a plan by a Plan Sponsor or an Affiliate on behalf of an Employee on account of a contribution made by the Employee or on account of an Elective Deferral.

         (f) "Qualified Matching Contributions" means Matching Contributions of the Plan Sponsor or an Affiliate that are immediately nonforfeitable when made, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder. Such contributions, if made to the Plan, shall be allocated as described in this Appendix C to the QMAC/QNEC Account for each affected Participant.

         (g) "Qualified Nonelective Contributions" means contributions of the Plan Sponsor or an Affiliate, other than Matching Contributions or Elective Deferrals that are immediately nonforfeitable when made, and which may not be distributed, except upon one of the events described under Code Section 401(k)(2)(B) and the regulations thereunder. Such contributions, if made to the Plan, shall be allocated as described in this Appendix C to the QMAC/QNEC Account for each affected Participant.


                                    SECTION 2
                         ACTUAL DEFERRAL PERCENTAGE TEST

         (a) In addition to any other limitations set forth in the Plan, for each Plan Year, one of the following tests must be satisfied:

                  (i) The 125 Percent Test. The Actual Deferral Percentage for the Highly Compensated Eligible Participants for the Plan Year must not be more than the Actual

         Deferral Percentage for all other Eligible Participants for the Plan Year, multiplied by 1.25.

                  (ii) The Two Times Test. The Actual Deferral Percentage for the Highly Compensated Eligible Participants for the Plan Year must not be more than the lesser of:

                           (A) the Actual Deferral Percentage for all other Eligible Participants for the Plan Year plus two (2) percentage points; or

                           (B) the Actual Deferral Percentage for all other Eligible Participants for the Plan Year, multiplied by two
                  (2).

         (b) The "Actual Deferral Percentage" for a group of Eligible Participants is equal to the average of the ratios, calculated separately for each Eligible Participant in such group, of the Deferral Amounts contributed by the Plan Sponsor on behalf of the Eligible Participant for the Plan Year to the Compensation of the Eligible Participant for the Plan Year. For purposes of this calculation:

                  (i) the Deferral Amounts for Eligible Participants who are not Highly Compensated Eligible Participants that are in excess of the maximum amount permitted under Code Section 401(a)(30) (e.g., $11,000 for the 2002 calendar year) shall not be taken into account; and

                  (ii) at the election of the Plan Administrator, all or part of the Qualified Matching Contributions and Qualified Nonelective Contributions made under the Plan may be treated as Deferral Amounts, subject to the limitations of Treasury Regulation Section 1.401(k)-1(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury.


                                    SECTION 3
              DETERMINATION AND CORRECTION OF EXCESS CONTRIBUTIONS

         (a) If the Deferral Amounts contributed on behalf of the Highly Compensated Eligible Participants exceed the amount permitted under the Actual Deferral Percentage test for any Plan Year, such excess amounts shall be considered to be "Excess Contributions." The Plan Sponsor will determine the amount of Excess Contributions under Subparagraph (b) below and will determine what share of the Excess Contributions is attributable to each Highly Compensated Eligible Participant under Subparagraph (c) below. The Plan Sponsor may then implement one or more of the corrective actions discussed in Subparagraphs (d) and (e) below to resolve the failure of the Actual Deferral Percentage test so that it is considered to be passed for the Plan Year.

         (b) Determination of Total Excess Contributions. For purposes of this Section 3, "Total Excess Contributions" means, with respect to a Plan Year, the excess of:

                  (i) the aggregate amount of Deferral Amounts contributed by a Plan Sponsor on behalf of Highly Compensated Eligible Participants for the Plan Year, over

                  (ii) the maximum amount of Deferral Amounts permitted under Section 2 of this Appendix C for the Plan Year, which shall be determined by reducing the Deferral Amounts contributed on behalf of Highly Compensated Eligible Participants in order of the actual deferral percentages beginning with the highest of such percentages.

         (c) Allocation of Total Excess Contributions Among Highly Compensated Eligible Participants. The Excess Contribution for any Plan Year attributable to a given Highly Compensated Eligible Participant (for purposes of distribution under Subsection (d) below) shall be determined by the Plan Sponsor as follows:

                  (i) The Deferral Amounts allocated to the Highly Compensated Eligible Participant with the highest dollar amount of Deferral Amounts for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Deferral Amounts for the Plan Year to be equal to the dollar amount of the Deferral Amounts allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Deferral Amounts for the Plan Year. This amount is then the Excess Contribution attributable to such Highly Compensated Eligible Participant with the highest dollar amount of Deferral Amounts which shall be distributed under subparagraph (d) below, unless a smaller reduction equals the total Excess Contributions.

                  (ii) If the total amount determined under Paragraph (i) of this Section 3(c) is less than the total Excess Contributions, the procedure in Paragraph (i) shall be successively repeated with the Highly Compensated Eligible Participant who has the next highest dollar amount of Deferral Amounts for the Plan Year, and continuing as required until the total dollar amount allocated to the Highly Compensated Eligible Participants is equal to the total Excess Contributions attributable to Highly Compensated Eligible Participants.

         (d)      Distribution of Excess Contributions.

                  (i) To the extent permitted by regulations issued by the Secretary of the Treasury, the Plan Sponsor may distribute the Total Excess Contributions determined in Subparagraphs (b) and (c) above, plus the income or loss thereon, to the Highly Compensated Eligible Participants to whom such Excess Contributions were allocated. The income or loss attributable to the Excess Contributions shall be determined in a manner similar to that described in Section 4.2 of the Plan.

                  (ii) The Excess Contributions to be distributed under subparagraph (i) above shall be reduced by Deferral Amounts previously distributed for the taxable year ending in the same Plan Year, and shall also be reduced by Deferral Amounts previously distributed for the Plan Year beginning in such taxable year, and by any excess Elective Deferrals as determined pursuant to Plan Section 3.1 previously distributed to the Participant for the Participant's taxable year ending with or within the Plan Year.

                  (iii) Effective for Plan Years beginning on or before September 29, 2002, if the multiple use of the Two Times Test of Sections 2(a)(ii) and 5(a)(ii) of this Appendix C, pursuant to Treasury Regulations section 1.401(m)-2, as promulgated by the Secretary of the Treasury, requires a corrective distribution such distribution shall be made pursuant to this Section 3, and not Section 6, of this Appendix C.

                  (iv) Any Matching Contribution that was based on the portion of the Deferral Amount that is distributed under this Section as an Excess Contribution shall be forfeited upon such distribution.

         If a distribution of the Excess Deferral Amounts attributable to the Highly Compensated Eligible Participants is made in accordance with this Subsection (d), the limitations in Section 2 of this Appendix C shall be treated as being met regardless of whether the Actual Deferral Percentage, if recalculated after such distributions, would have satisfied the requirements of
Section 2.

         (e) Contribution of Qualified Nonelective Contributions or Qualified Matching Contributions. Not later than twelve (12) months after the end of the Plan Year, the Plan Sponsor may make a special Qualified Nonelective Contribution or Qualified Matching Contribution on behalf of all or certain Eligible Participants who are not Highly Compensated Eligible Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) the Actual Deferral Percentage test. Such contribution shall be allocated to the Participant's QMAC/QNEC Account in one of the following manners, as elected by the Plan Sponsor the time the Qualified Nonelective Contribution or Qualified Matching Contribution is made, until Actual Deferral Percentage test is satisfied, or until such Eligible Participant who is not a Highly Compensated Eligible Participant has received his maximum Annual Addition as described in
Section 1 of Appendix A:

                  (i) Per Capita: under this method, the Qualified Nonelective Contribution is allocated to the QMAC/QNEC Account of each Eligible Participant who is not a Highly Compensated Eligible Participant who is employed with the Plan Sponsor or an Affiliate on the last day of the Plan Year in an equal amount.

                  (ii) Pro-Rata to Compensation: under this method, the Qualified Nonelective Contribution is allocated to the QMAC/QNEC Account of each Eligible Participant who is not a Highly Compensated Eligible Participant who is employed with the Plan Sponsor or an Affiliate on the last day of the Plan Year in the same ratio that such Eligible Participant's Compensation for such Plan Year bears to the total Compensation of all such Eligible Participants for such Plan Year.

                  (iii) Pro-Rata to Deferrals: This method is used for Qualified Matching Contributions. Under this method, the Qualified Matching Contribution is allocated to the QMAC/QNEC Account of each Eligible Participant who is not a Highly Compensated Eligible Participant who is employed with the Plan Sponsor or an Affiliate on the last day of the Plan Year in the same ratio that such Eligible Participant's Deferral Amounts for such Plan Year bears to the total Deferral Amounts of all such Eligible Participants for such Plan Year.

                  (iv) Bottom-Up: under this method, the Qualified Nonelective Contribution is allocated first to the QMAC/QNEC Account of the Eligible Participant who is not a Highly Compensated Eligible Participant, whose Compensation for such Plan Year is the least of all such Participants, and who is employed on the last day of the Plan Year, in an amount equal to the lesser of: (A) the maximum amount which will allow the Annual Additions to the Eligible Participant's Account to remain within the limits of Section 1 of Appendix A; or (B) such percentage of Compensation as the Employer shall designate. Once such maximum allocation has been made to the QMAC/QNEC Account of such Participant, this process shall be repeated with regard to the QMAC/QNEC Account of successive Eligible Participants who are not Highly Compensated Eligible Participants who are employed with a Plan Sponsor or an Affiliate on the last day of the Plan Year, in the order of increasing Compensation, until the entire Qualified Nonelective Contribution has been allocated. If more than one such Eligible Participant has Compensation for the Plan Year of a given amount, the Qualified Nonelective Contribution shall be allocated among all such Eligible Participants with equal Compensation in alphabetical order (last name first, then first name, then middle name) until either all such Eligible Participants with equal Compensation have received the appropriate Qualified Nonelective Contribution or the entire Qualified Nonelective Contribution has been allocated.

         Notwithstanding the foregoing, nothing in this Section shall be deemed to prevent a Plan Sponsor, in the event of an uncorrected failure of the Actual Deferral Percentage test, from taking any corrective measures available pursuant to Plan Section 3.8 above.


                                    SECTION 4
              PLAN ADMINISTRATOR TO MONITOR AND MAINTAIN COMPLIANCE

         The Plan Administrator shall have the responsibility of monitoring the Plan's compliance with the limitations of this Appendix C and shall have the power to take all steps it deems necessary or appropriate to ensure compliance, including, without limitation, restricting the amount which Highly Compensated Eligible Participants can elect to have contributed pursuant to Plan Section 3.1(a). Any actions taken by the Plan Administrator pursuant to this Section 4 shall be pursuant to non-discriminatory procedures consistently applied.


                                    SECTION 5
                       ACTUAL CONTRIBUTION PERCENTAGE TEST

         (a) In addition to any other limitations set forth in the Plan, Matching Contributions under the Plan and the amount of nondeductible employee contributions under the Plan, for each Plan Year must satisfy one of the following tests:

                  (i) The 125 Percent Test. The Actual Contribution Percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed one hundred twenty-five percent (125%) of the Actual Contribution Percentage for all other Eligible Participants for the Plan Year; or

                  (ii) The Two Times Test. The Actual Contribution Percentage for Highly Compensated Eligible Participants for the Plan Year must not exceed the lesser of:

                           (A) two hundred percent (200%) of the Actual Contribution Percentage for all other Eligible Participants for the Plan Year, and

                           (B) the Actual Contribution Percentage for all other Eligible Participants for the Plan Year plus two (2) percentage points.

         (b) Notwithstanding the foregoing, for purposes of this Section 5, the terms Highly Compensated Eligible Participant and Eligible Participant shall not include any Participant who is not eligible to receive a Matching Contribution under the provisions of the Plan, other than as a result of the Participant failing to contribute to the Plan or failing to have an Elective Deferral contributed to the Plan on the Participant's behalf.

         (c) Notwithstanding the foregoing, if Qualified Matching Contributions are taken into account for purposes of applying the Actual Deferral Percentage test, they shall not be taken into account under this
Section 5.

         (d) In applying the above tests, the Plan Administrator shall comply with any regulations promulgated by the Secretary of the Treasury which prevent or restrict the use of the Two Times Test for purposes of passing both the Actual Deferral Percentage test and the Actual Contribution Percentage test.

         (e) The "Actual Contribution Percentage" for a group of Eligible Participants is equal to the average of the ratios, calculated separately for each Participant, of (A) to (B), where (A) is the amount of Matching Contributions under the Plan (excluding Qualified Matching Contributions which are used to apply the test set forth in Section 2 of this Appendix C or Matching Contributions which are used to satisfy the minimum required contributions to the Accounts of Eligible Participants who are not Key Employees pursuant to
Section 1 of Appendix B to the Plan) and nondeductible employee contributions made under the Plan for the Eligible Participant for the Plan Year, and where
(B) is the Compensation of the Eligible Participant for the Plan Year. Except to the extent limited by Treasury Regulation Section 1.401(m)-l(b)(5) and any other applicable regulations promulgated by the Secretary of the Treasury, a Plan Sponsor may elect to treat Deferral Amounts and Qualified Nonelective Contributions as Matching Contributions for purpose of determining the Actual Contribution Percentage, provided the Deferral Amounts, excluding those treated as Matching Contributions, satisfy the test set forth in Section 2 of Appendix C.

                                    SECTION 6
      DETERMINATION AND CORRECTION OF EXCESS AGGREGATE CONTRIBUTION AMOUNTS

         (a)      If either:

                  (i) the Matching Contributions and, if taken into account under Section 5 of this Appendix C, the Deferral Amounts, Qualified Nonelective Contributions, and/or Qualified Matching Contributions made on behalf of Highly Compensated Eligible Participants, or

                  (ii) the nondeductible employee contributions made by Highly Compensated Eligible Participants exceed the amount permitted under the Actual Contribution Percentage test for any Plan Year, such excess amounts shall be considered to be "Excess Aggregate Contributions." The Plan Sponsor will determine the amount of Excess Aggregate Contributions under subparagraph (b) below, and will determine what share of the Excess Aggregate Contributions is attributable to each Highly Compensated Eligible Participant under Subparagraph (c) below. The Plan Sponsor may then implement one or more of the corrective actions discussed in Subparagraphs (d) and (e) below to resolve the failure of the Actual Contribution Percentage test so that it is considered to be passed for the Plan Year.

         (b) Determination of Total Excess Aggregate Contributions. For purposes of this Section 6, with respect to any Plan Year, "Total Excess Aggregate Contributions" means the excess of:

                  (i) the aggregate amount of the Matching Contributions, nondeductible employee contributions, any Qualified Nonelective Contributions or Qualified Matching Contributions, and, if taken into account under Section 5 of this Appendix C, the Deferral Amounts (excluding Catch-Up Contributions) actually made on behalf of Highly Compensated Eligible Participants for the Plan Year, over

                  (ii) the maximum amount of contributions permitted under the limitations of Section 5 of this Appendix C, determined by reducing contributions made on behalf of Highly Compensated Eligible Participants in order of their contribution percentages, beginning with the highest of such percentages.

         The determination of the Total Excess Aggregate Contributions under this Section 6 shall be made after first determining the excess Elective Deferrals under Section 3.1(b) of the Plan and then determining the Excess Contributions under Section 3 of this Appendix C.

         (c) Allocation of Total Excess Aggregate Contributions Among Highly Compensated Eligible Participants. The Excess Aggregate Contributions for any Plan Year allocable to a given Highly Compensated Eligible Participant (for purposes of distribution under Subsection (d) below) shall be determined by the Plan Sponsor as follows:

                  (i) The Matching Contributions and nondeductible employee contributions allocated to the Highly Compensated Eligible Participant with the highest dollar amount of such contributions for the Plan Year shall be reduced by the amount required to cause that Highly Compensated Eligible Participant's remaining Matching Contributions and nondeductible employee contributions for the Plan Year to be equal to the dollar amount of such contributions allocated to the Highly Compensated Eligible Participant with the next highest dollar amount of Matching Contributions and nondeductible employee contributions for the Plan Year. This amount is then the Excess Aggregate Contributions attributable to such Highly Compensated Eligible Participant with the highest dollar amount of Matching Contributions and nondeductible employee contributions that shall be distributed or forfeited, unless a smaller reduction equals the total Excess Aggregate Contributions.

                  (ii) If the total amount distributed under Paragraph (i) is less than the total Excess Aggregate Contributions, the procedure in Paragraph (i) shall be successively repeated with the Highly Compensated Eligible Participant who has the next highest dollar amount of Matching Contributions and nondeductible employee contributions for the Plan Year, and continuing as required until the total dollar amount of Matching Contributions and nondeductible employee contributions allocated to the Highly Compensated Eligible Participants is equal to the total Excess Aggregate Contributions attributable to Highly Compensated Eligible Participants.

         (d)      Distribution or Forfeiture of Excess Aggregate Contributions

                  (i) Before the end of the Plan Year following the Plan Year for which the Total Excess Aggregate Contributions were made, the amount of the Total Excess Aggregate Contributions attributable to the Plan for the Plan Year, as adjusted to reflect any income, gain, or loss attributable to such contributions shall be distributed or, if the Excess Aggregate Contributions are forfeitable, forfeited.

                  (ii) The distribution or forfeiture for any given Highly Compensated Eligible Participant shall be equal to the amount of the Excess Aggregate Contribution that was allocated to such Participant under Subsection (c) above. Such amount shall first be attributed to nondeductible employee contributions made by the Participant during the Plan Year for which no corresponding Plan Sponsor contribution is made, second to any remaining nondeductible employee contributions made by the Participant during the Plan Year, and third to any Matching Contributions thereon.

                  (iii) The income allocable to an Excess Aggregate Contribution shall be determined in a manner similar to that described in Section 4.2 of the Plan.

                  (iv) If a Participant who is to receive a distribution or forfeiture of his nondeductible employee contributions or Matching Contributions for the year is a participant in another plan or plans maintained by the Plan Sponsor in which Excess Aggregate Contributions for a Plan Year are held, each such plan shall distribute or forfeit a pro-rata share of each class of contribution based on the respective amounts of a class of contributions made to each plan during the Plan Year.

                  (v) The distribution of Excess Aggregate Contributions shall be made without regard to any other provision in the Plan.

                  (vi) Effective for Plan Years beginning before September 29, 2002, if the multiple use of the Two Times Test requires a corrective distribution pursuant to Treasury Regulation Section 1.401(m)-2, such distribution shall be made pursuant to Section 3 of this Appendix C and not this Section 6.

                  (vii) Excess Aggregate Contributions, including forfeited Matching Contributions, shall be treated as Plan Sponsor contributions for purposes of Code sections 404 and 415, even if they are distributed from the Plan. Forfeited Matching Contributions that are reallocated to Participants' Accounts shall be treated as Annual Additions under Appendix A for the Participants to whose Accounts they are allocated, and for the Participants from whose Accounts they are forfeited.

         If a distribution or forfeiture of the total Excess Aggregate Contributions is made in accordance with this Section 6(d), the limitations in
Section 5 of this Appendix C shall be treated as being met regardless of whether the Actual Contribution Percentage, if recalculated after such distributions, would have satisfied the requirements of Section 5.

         (e) Contribution of Qualified Nonelective Contributions or Qualified Matching Contributions. Not later than twelve (12) months after the end of the Plan Year, the Plan Sponsor may make a special Qualified Nonelective Contribution or a Qualified Matching Contribution on behalf of Eligible Participants who are not Highly Compensated Eligible Participants in an amount sufficient to satisfy (or to prevent an anticipated failure of) one of the tests set forth in Subsection 5 above. Such contribution shall be allocated to the QMAC/QNEC Account of one or more Eligible Participants who are not Highly Compensated Eligible Participants in one of the methods described in Subsection 3(e) above, as elected by the Plan Sponsor at the time the Qualified Nonelective Contribution or Qualified Matching Contribution is made.

         Notwithstanding the foregoing, nothing in this Section shall be deemed to prevent a Plan Sponsor, in the event of an uncorrected failure of the Actual Contribution Percentage Test, from taking any corrective measures available pursuant to Plan Section 3.8 above.


                                    SECTION 7
                                 MULTIPLE PLANS

         Except to the extent limited by rules promulgated by the Secretary of the Treasury, if a Highly Compensated Eligible Participant is a participant in any other plan of the Plan Sponsor or any Affiliate which includes Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions, any contributions made by or on behalf of the Participant to the other plan shall be allocated with the same class of contributions under the Plan for purposes of determining the Actual Deferral Percentage and Actual Contribution Percentage under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section

4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code Section 4975(e)(7)).

         Except to the extent limited by rules promulgated by the Secretary of the Treasury, if the Plan and any other plans which include Matching Contributions, deferrals under a cash or deferred arrangement pursuant to Code
Section 401(k), or nondeductible employee contributions are considered as one plan for purposes of Code Section 401(a)(4) and 410(b)(1), any contributions under the other plans shall be allocated with the same class of contributions under the Plan for purposes of determining the Actual Contribution Percentage and Actual Deferral Percentage under the Plan; provided, however, contributions that are made under an "employee stock ownership plan" (within the meaning of Code Section 4975(e)(7)) shall not be combined with contributions under any plan which is not an employee stock ownership plan (within the meaning of Code
Section 4975(e)(7)).


                                    SECTION 8
                ALTERNATIVE METHOD FOR NONDISCRIMINATION TESTING

         Effective January 1, 1999, notwithstanding any other provision in this Appendix C to the contrary, to the extent otherwise applicable, the limitations expressed in this Appendix C shall not apply with respect to those Plan Years in which the Plan satisfies the requirements of Code Sections 401(k)(11) and/or 401(k)(12).